                                                                    Exhibit 4.2

                                                                    LLG&M Draft
                                                                        11/3/98





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                                  IDACORP, INC.

                                       TO

                             BANKERS TRUST COMPANY,

                                     Trustee





                                    INDENTURE

                      Dated as of _____________ __, 199___


                          SUBORDINATED DEBT SECURITIES







--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  IDACORP, INC.

                                    ---------

                  *Reconciliation and tie between Trust Indenture Act of 1939, as amended by the Trust Reform Act of 1990, and Indenture, dated as of ___________, 199__.


Section of the
Trust Indenture Act of 1939                                      Section of Indenture
---------------------------                                      --------------------
310(a)(1), (2) and (5).........................................  7.9
310(a)(3) and (4)..............................................  Inapplicable
310(b).........................................................  7.8 and 7.10(a)and(b)
311(a).........................................................  7.13(a) and (c)(1) and (2)
311(b).........................................................  7.13(b)
312(a).........................................................  5.1 and 5.2(a)
312(b).........................................................  5.2(b)
312(c).........................................................  5.2(c)
313(a).........................................................  5.4(a)
313(b)(1)......................................................  Inapplicable
313(b)(2)......................................................  5.4(b)
313(c).........................................................  5.4(c)
313(d).........................................................  5.4(d)
314(a).........................................................  4.6 and 5.3
314(b).........................................................  Inapplicable
314(c)(1) and (2)..............................................  13.6
314(c)(3)......................................................  Inapplicable
314(d).........................................................  Inapplicable
314(e).........................................................  13.6
315(a), (c) and (d)............................................  7.1
315(b).........................................................  6.11
315(e).........................................................  6.12
316(a)(1)......................................................  6.9
316(a)(2)......................................................  Inapplicable
316(a) (last sentence).........................................  8.4
316(b).........................................................  6.7
316(c).........................................................  8.1
317(a).........................................................  6.2
317(b).........................................................  4.4
318(a).........................................................  13.9

-------------
* This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture or to have any bearing upon the interpretation of any of its terms or provisions.

                               TABLE OF CONTENTS*


                                                                              PAGE
                                                                              ----
Parties.........................................................................1

Recitals........................................................................1


                                   ARTICLE I.

                                   DEFINITIONS

SECTION 1.1.  Certain Terms Defined.............................................1
                Authenticating Agent............................................2
                Authorized Newspaper............................................2
                Board of Directors..............................................2
                Board Resolution................................................2
                Business Day....................................................2
                Capital Lease Obligation........................................2
                Commission......................................................2
                Common Securities...............................................2
                Company.........................................................3
                Corporate Trust Office..........................................3
                Depository......................................................3
                Dividend Reinvestment and Stock Purchase Plan...................3
                Dollar ("$")....................................................3
                Event of Default................................................3
                Extension Period................................................3
                Generally Accepted Accounting Principles........................3
                Global Security.................................................3
                Government Obligations..........................................4
                Holder, Registered Holder and Securityholder....................4
                IDACORP Guarantee...............................................4
                IDACORP Trust...................................................4
                include.........................................................4
                Indebtedness....................................................4
                Indenture.......................................................5
                interest........................................................5
                Interest Payment Date...........................................5
                Investment Company Event........................................5
                Issuer or Company...............................................5
                Issuer Order and Issuer Request.................................5
                Maturity........................................................6
                Officers' Certificate...........................................6
                Opinion of Counsel..............................................6

-------------
* This Table of Contents shall not, for any purpose, be deemed to be part of the Indenture or to have any bearing upon the interpretation of any of its terms or provisions.

                                                                              PAGE
                                                                              ----
                Original Issue Discount Security................................6
                Outstanding.....................................................6
                Overdue Rate....................................................7
                Paying Agent....................................................7
                person..........................................................7
                Place of Payment................................................7
                Predecessor Security............................................7
                Preferred Securities............................................7
                Property Trustee................................................7
                Redemption Date.................................................8
                Redemption Price................................................8
                Registered Holder...............................................8
                responsible officer.............................................8
                Rights Agreement................................................8
                Securities Act..................................................8
                Securities Register and Securities Registrar....................8
                Security or Securities..........................................8
                Senior Indebtedness.............................................8
                Stated Maturity.................................................9
                Subordinated Indebtedness.......................................9
                Subsidiary......................................................9
                Tax Event.......................................................9
                Trust Indenture Act.............................................9
                Trust Securities...............................................10
                Trustee........................................................10
                vice president.................................................10
SECTION 1.2.  Other Defined Terms..............................................10

                                   ARTICLE II.

                                 SECURITY FORMS

SECTION 2.1.  Forms Generally .................................................11
SECTION 2.2.  Form of Trustee's Certificate of
                Authentication.................................................11
SECTION 2.3.  Form of Trustee's Certificate of
                Authentication by an Authenticating Agent......................11
SECTION 2.4.  Securities Issuable in the Form of Global
                Securities.....................................................12

                                  ARTICLE III.

                                 THE SECURITIES

SECTION 3.1.  Amount Unlimited; Issuable in Series.............................15
SECTION 3.2.  Form and Denominations...........................................18
SECTION 3.3.  Authentication, Dating and Delivery of
                Securities.....................................................18
SECTION 3.4.  Execution of Securities..........................................20
SECTION 3.5.  Certificate of Authentication....................................20

                                                                              PAGE
                                                                              ----
SECTION 3.6.  Registration, Registration of Transfer and
                Exchange.......................................................21
SECTION 3.7.  Mutilated, Destroyed, Lost and Stolen
                Securities.....................................................22
SECTION 3.8.  Payment of Interest; Interest Rights
                Preserved......................................................23
SECTION 3.9.  Cancellation of Securities; Destruction
                Thereof........................................................24
SECTION 3.10.  Temporary Securities............................................25
SECTION 3.11.  Computation of Interest.........................................25
SECTION 3.12.     Deferrals of Interest........................................25

                                   ARTICLE IV.

                             COVENANTS OF THE ISSUER

SECTION 4.1.  Payment of Securities............................................27
SECTION 4.2.  Offices or Agency................................................27
SECTION 4.3.  Appointment to Fill a Vacancy in Office of
                Trustee........................................................28
SECTION 4.4.  Paying Agents   .................................................28
SECTION 4.5.  Maintenance of Corporate Existence...............................29
SECTION 4.6.  Certificates to Trustee..........................................29
SECTION 4.7.  Costs and Expenses of IDACORP Trust..............................29
SECTION 4.8.    Additional Covenants with Respect to
                Securities Held by an IDACORP Trust............................30

                                   ARTICLE V.

                     SECURITYHOLDER LISTS AND REPORTS BY THE
                             ISSUER AND THE TRUSTEE

SECTION 5.1.  Issuer to Furnish Trustee Information as to
                Names and Addresses of Securityholders.........................32
SECTION 5.2.  Preservation and Disclosure of Securityholder
                Lists..........................................................32
SECTION 5.3.  Reports by the Issuer............................................34
SECTION 5.4.  Reports by the Trustee...........................................35

                                   ARTICLE VI.

                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                               ON EVENT OF DEFAULT

SECTION 6.1.  Event of Default Defined; Acceleration of
                Maturity; Waiver of Default....................................38
SECTION 6.2.  Collection of Indebtedness by Trustee;
                Trustee May Prove Debt.........................................42
SECTION 6.3.  Application of Proceeds..........................................43
SECTION 6.4.  Suits for Enforcement............................................45
SECTION 6.5.  Restoration of Rights on Abandonment of
                Proceedings....................................................45

                                                                              PAGE
                                                                              ----
SECTION 6.6.  Limitations on Suits by Securityholders..........................45
SECTION 6.7.  Unconditional Right of Securityholders to
                Institute Certain Suits........................................46
SECTION 6.8.  Powers and Remedies Cumulative; Delay or
                Omission Not Waiver of Default.................................46
SECTION 6.9.  Control by Holders of Securities.................................47
SECTION 6.10. Waiver of Past Defaults..........................................47
SECTION 6.11. Trustee to Give Notice of Default, But May
                Withhold in Certain Circumstances..............................48
SECTION 6.12.  Right of Court to Require Filing of
                Undertaking to Pay Costs.......................................48

                                  ARTICLE VII.

                             CONCERNING THE TRUSTEE

SECTION 7.1.  Duties and Responsibilities of the Trustee;
                During Default; Prior to Default...............................50
SECTION 7.2.  Certain Rights of the Trustee....................................51
SECTION 7.3.  Trustee Not Responsible for Recitals,
                Disposition of Securities or Application
                of Proceeds Thereof............................................52
SECTION 7.4.  Trustee and Agents May Hold Securities;
                Collections, etc...............................................52
SECTION 7.5.  Moneys Held by Trustee...........................................53
SECTION 7.6.  Compensation and Indemnification of Trustee
                and Its Prior Claim............................................53
SECTION 7.7.  Right of Trustee to Rely on Officers'
                Certificate, etc...............................................53
SECTION 7.8.  Qualification of Trustee; Conflicting
                Interests......................................................54
SECTION 7.9.  Persons Eligible for Appointment as Trustee......................54
SECTION 7.10.  Resignation and Removal; Appointment of
                Successor Trustee..............................................55
SECTION 7.11.  Acceptance of Appointment by Successor
                Trustee........................................................56
SECTION 7.12.  Merger, Conversion, Consolidation or
                Succession to Business of Trustee..............................57
SECTION 7.13.  Preferential Collection of Claims Against
                the Issuer.....................................................57
SECTION 7.14.  Authenticating Agent............................................62

                                  ARTICLE VIII.

                      CONCERNING THE HOLDERS OF SECURITIES

SECTION 8.1.  Action by Holders................................................64
SECTION 8.2.  Proof of Execution of Instruments by Holders
                of Securities..................................................64
SECTION 8.3.  Holders to be Treated as Owners..................................65
SECTION 8.4.  Securities Owned by Issuer Deemed Not
                Outstanding....................................................65

                                                                              PAGE
                                                                              ----
SECTION 8.5.  Right of Revocation of Action Taken..............................66

                                   ARTICLE IX.

                                HOLDERS' MEETINGS

SECTION 9.1.  Purposes of Meetings.............................................67
SECTION 9.2.  Call of Meetings by Trustee......................................67
SECTION 9.3.  Call of Meetings by Issuer or Holders............................67
SECTION 9.4.  Qualifications for Voting........................................68
SECTION 9.5.  Regulations......................................................68
SECTION 9.6.  Voting...........................................................69
SECTION 9.7.  No Delay of Rights by Reason of Meeting..........................69

                                   ARTICLE X.

                             SUPPLEMENTAL INDENTURES

SECTION 10.1. Supplemental Indentures Without Consent of
                Securityholders................................................70
SECTION 10.2. Supplemental Indentures With Consent of
                Securityholders................................................72
SECTION 10.3. Notice of Supplemental Indenture.................................73
SECTION 10.4. Effect of Supplemental Indenture.................................73
SECTION 10.5. Documents To Be Given to Trustee.................................74
SECTION 10.6. Notation on Securities in Respect of
                Supplemental Indentures........................................74

                                   ARTICLE XI.

                          CONSOLIDATION, MERGER OR SALE

SECTION 11.1. Issuer May Consolidate, Merge or Sell on
                Certain Terms..................................................75
SECTION 11.2. Conditions to Consolidation or Merger, etc.......................75
SECTION 11.3. Documents and Opinion To Be Furnished to the
                Trustee........................................................76

                                  ARTICLE XII.

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                UNCLAIMED MONEYS

SECTION 12.1. Satisfaction and Discharge of Securities of
                Any Series.....................................................78
SECTION 12.2. Satisfaction and Discharge of Indenture..........................79
SECTION 12.3. Application of Trust Money.......................................80
SECTION 12.4. Repayment of Moneys Held by Paying Agent.........................80
SECTION 12.5. Return of Unclaimed Moneys Held by Trustee
                and Paying Agent...............................................80

                                                                              PAGE
                                                                              ----
                                                  ARTICLE XIII.

                                            MISCELLANEOUS PROVISIONS

SECTION 13.1. Incorporators, Stockholders, Officers and
                Directors of Issuer Exempt from Individual
                Liability......................................................82
SECTION 13.2. Benefits of Indenture............................................82
SECTION 13.3. Successors and Assigns of Issuer Bound by
                Indenture......................................................82
SECTION 13.4. Notices to Holders; Waiver.......................................82
SECTION 13.5. Addresses for Notices............................................83
SECTION 13.6. Officers' Certificates and Opinions of
                Counsel; Statements to Be Contained
                Therein........................................................83
SECTION 13.7. Separability Clause..............................................84
SECTION 13.8. Legal Holidays ..................................................84
SECTION 13.9. Conflict of Any Provision of Indenture with
                Trust Indenture Act............................................85
SECTION 13.10. Governing Law ..................................................85
SECTION 13.11. Counterparts  ..................................................85
SECTION 13.12. Effect of Headings..............................................85

                                  ARTICLE XIV.

                            REDEMPTION OF SECURITIES

SECTION 14.1. Applicability of Article.........................................86
SECTION 14.2. Notice of Redemption; Selection of
                Securities.....................................................86
SECTION 14.3. Payment of Securities Called for Redemption......................87
SECTION 14.4. Right of Redemption of Securities Initialy
                Issued to an IDACORP Trust.....................................88

                                   ARTICLE XV.

                                  SINKING FUNDS

SECTION 15.1. Applicability of Article.........................................89
SECTION 15.2. Satisfaction of Mandatory Sinking Fund
                Payment with Securities........................................89
SECTION 15.3. Redemption of Securities for Sinking Fund........................89

                                  ARTICLE XVI.

                           SUBORDINATION OF SECURITIES

SECTION 16.1. Securities Subordinate to Senior
                Indebtedness...................................................92

                                                                              PAGE
                                                                              ----
SECTION 16.2. No Payment When Senior Indebtedness in
                Default; Payment Over of Proceeds Upon
                Dissolution, Etc...............................................92
SECTION 16.3. Payment Permitted If No Default..................................94
SECTION 16.4. Subrogation to Rights of Holders of Senior
                Indebtedness...................................................94
SECTION 16.5. Provisions Solely to Define Relative Rights......................95
SECTION 16.6. Trustee to Effectuate Subordination..............................95
SECTION 16.7. No Waiver of Subordination Provisions............................95
SECTION 16.8. Notice to Trustee................................................96
SECTION 16.9. Reliance on Judicial Order or Certificate of
                Liquidating Agent..............................................97
SECTION 16.10. Trustee Not Fiduciary for Holders of Senior
                Indebtedness...................................................97
SECTION 16.11. Rights of Trustee as Holder of Senior
                Indebtedness; Preservation of Trustee's
                Rights.........................................................97
SECTION 16.12. Article Applicable to Paying Agents.............................97

                  INDENTURE, dated as of __________ __, 199___, between IDACORP, INC., an Idaho corporation (hereinafter, subject to Article XI, called the "Issuer" or the "Company"), having its principal office at 1221 West Idaho Street, Boise, Idaho 83702- 5627, and BANKERS TRUST COMPANY, a New York banking corporation (hereinafter, subject to Article VII, called the "Trustee").

                             Recitals of the Issuer

                  The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its notes, debentures or other evidences of its unsecured subordinated indebtedness (hereinafter generally called the "Securities"), to be issued in one or more series, authenticated and delivered, as in this Indenture provided.

                  All things necessary have been done to make this Indenture a valid agreement of the Issuer, in accordance with its terms.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the persons acquiring the same, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders (as defined in Section 1.1.) of the Securities or of the Securities of any series, without any priority of any one Security or series over any other, except as otherwise expressly provided herein, as follows:


                                   ARTICLE I.

                                   DEFINITIONS

                  SECTION 1.1. Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture, including any indenture supplemental hereto, have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act or the definitions of which in the Securities Act of 1933 are referred to in the Trust Indenture Act or that are defined by rule of the Commission under the Trust Indenture Act (except as herein otherwise expressly provided or unless the context otherwise clearly requires) have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act or in said Commission rule under the Trust Indenture Act as in force at the date on which this Indenture was originally executed (subject to Sections 10.1 and 10.2). The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. All references herein to "Articles" or other subdivisions are to the corresponding Articles or other subdivisions of this Indenture. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

                  "Authenticating Agent" means, with respect to any series of Securities, any authenticating agent appointed by the Trustee, with respect to that series of Securities, pursuant to Section 7.14.

                  "Authorized Newspaper" means a newspaper printed in the English language, customarily published at least once a day, and customarily published for at least five days in each calendar week, and of general circulation in The City of New York. Whenever successive publications are required or authorized to be made in Authorized Newspapers, the successive publications may be made (unless otherwise expressly provided herein) in the same or different newspapers meeting the foregoing requirements and in each case on any Business Day.

                  "Board of Directors" means either the Board of Directors of the Issuer or any committee of such Board of Directors duly authorized to act on behalf of the Board of Directors.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or any Assistant Secretary of the Issuer to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking or trust institutions are authorized or required by law or regulation to be closed in The City of New York.

                  "Capital Lease Obligation" means any rental obligation which, under Generally Accepted Accounting Principles, is or will be required to be capitalized on the books of the Issuer, taken at the amount thereof accounted for as indebtedness (net of interest expense) in accordance with such principles.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the date on which this Indenture was originally executed such Commission is not existing and performing the duties assigned to it under the Trust Indenture Act on such date of original execution, then the body performing such duties at such time.

                  "Common Securities" means the common securities issued by an IDACORP Trust.

                  "Company":  See "Issuer".

                  "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office, on the date of original execution of this Indenture, is located at Four Albany Street, New York, New York, 10006, Attention: Manager, Pubic Utilities.

                  "Depository" means, with respect to the Securities of any series which, in accordance with the determination of the Issuer, will be issued in whole or in part in the form of one or more Global Securities, The Depository Trust Company, New York, New York, another clearing agency or any successor registered under the Securities Exchange Act of 1934, or other applicable statute or regulation, which, in each case, shall be designated by the Issuer pursuant to either Section 2.4 or 3.1. If at any time there is more than one such person, "Depository" as used with respect to the Securities of any such series means the Depository with respect to the Securities of that series.

                  "Dividend Reinvestment and Stock Purchase Plan" means the Dividend Reinvestment and Stock Purchase Plan of the Issuer or similar plan as in effect from time to time.

                  "Dollar" ("$") means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  "Event of Default" means any event or condition specified as such in Section 6.1 which shall have continued for the period of time, if any, therein designated.

                  "Extension Period" has the meaning specified in Section 3.12.

                  "Generally Accepted Accounting Principles" means such accounting practice and principles as, in the opinion of the independent accountants regularly retained by the Issuer, conform at the time to accounting principles generally accepted by the certified public accounting profession and applied on a consistent basis (except for changes in application in which such accountants concur). Any accounting terms not defined in this Indenture shall have the respective meanings given to them under Generally Accepted Accounting Principles consistent with those applied in the preparation of the Issuer's financial statements or other financial statements required thereunder.

                  "Global Security" means, with respect to all or any part of any series of Securities, a Security executed by the Issuer and authenticated and delivered by the Trustee to the Depository or pursuant to the Depository's instruction, all in accordance with this Indenture and pursuant to an Issuer Order, which shall be registered in the name of the Depository or its nominee and the ownership of which will be registered in a "book-entry" or other system maintained by the Depository.

                  "Government Obligations" means securities which are (i) direct obligations of the United States government or (ii) obligations of an agency or instrumentality of the United States government the payment of which is unconditionally guaranteed by the United States government, which, in either case, are not callable or redeemable at the option of the issuer thereof, and such term also includes a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933) as custodian with respect to any such securities or specific payment of interest on or principal of any such securities held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the securities or the specific payment of interest on or principal of the securities evidenced by such depository receipt.

                  "Holder", "Registered Holder" and "Securityholder" mean, with respect to a Security, the person in whose name at the time such Security is registered in the Securities Register (which terms, in the case of a Global Security, mean the Depository, notwithstanding that the Depository maintains a "book-entry" or other system for identification of ownership in respect of such Global Security).

                  "IDACORP Guarantee" means the guarantee by the Issuer of distributions on the Preferred Securities of an IDACORP Trust substantially in such form as may be specified pursuant to Section 3.1.

                  "IDACORP Trust" means a statutory business trust created by the Issuer for the purpose of issuing Trust Securities and using the proceeds of the sale thereof to purchase one or more series of Securities.

                  The term "include" (and other forms of such term) means "include, without limitation".

                  "Indebtedness" means, with respect to a Person, (i) the principal of and premium, if any, and interest, if any, on, (A) indebtedness of such Person for money borrowed and (B) indebtedness evidenced by securities, notes, debentures, bonds or other similar instruments issued by such Person;
(ii) all Capital Lease Obligations of such Person; (iii) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any conditional sale or title retention agreement (but excluding trade accounts payable and accrued liabilities in the ordinary course of business);
(iv) all obligations, contingent or
otherwise, of such Person in respect of any letters of credit, banker's acceptance, security purchase facilities or similar credit transactions; (v) all obligations in respect of interest rate swap, cap, floor, collar or other agreements, interest rate future or option contracts, currency swap agreements, currency or other future or option contracts and other similar agreements; and
(vi) all obligations of the type referred to in clauses (i) through (v) of others for the payment of which such Person is responsible or liable as obligor, guarantor or otherwise.

                  "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented, and includes the forms and terms of particular series of Securities established as contemplated hereunder.

                  The term "interest" means, with respect to non-interest-bearing Securities, interest payable after Maturity.

                  "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities of any series.

                  "Investment Company Event" means the receipt by the applicable IDACORP Trust of an opinion of counsel experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in the Investment Company Act"), the applicable IDACORP Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended, which Change in the Investment Company Act becomes effective on or after the date of original issuance of the series of Preferred Securities issued by the IDACORP Trust.

                  "Issuer" or "Company" means (except as otherwise provided in Section 7.13) IDACORP, Inc., an Idaho corporation, and, subject to Article XI, its successors and assigns.

                  "Issuer Order" and "Issuer Request" mean a written order and a written request, respectively, signed in the name of the Issuer by the president, any vice president or the treasurer and by any assistant treasurer, the secretary or any assistant secretary of the Issuer, and delivered to the Trustee.

                  "Maturity" means, with respect to any Security, the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by acceleration, call for redemption or otherwise.

                  "Officers' Certificate" means a certificate signed by the president, any vice president or the treasurer and by any assistant treasurer, the secretary or any assistant secretary of the Issuer, and delivered to the Trustee, except that any Officers' Certificate delivered pursuant to Section 4.6 shall be signed by a principal operating officer, principal financial officer or principal accounting officer. Each such certificate shall include the statements provided for in Section 13.6, if and to the extent required thereby.

                  "Opinion of Counsel" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Issuer or who may be other counsel satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 13.6, if and to the extent required thereby.

                  "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration with respect thereto pursuant to
Section 6.1.

                  "Outstanding" (subject to Section 8.4) means, with reference to Securities as of any particular time, all Securities authenticated and delivered under this Indenture, except

                  (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been irrevocably deposited in trust with the Trustee or with any Paying Agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the Holders of such Securities (if the Issuer shall act as its own Paying Agent) or for the payment of which Government Obligations shall have been irrevocably deposited in trust with the Trustee in accordance with Article XII; provided that, if such Securities, or portions thereof, are to be redeemed prior to the Stated Maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

                  (c) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 3.7 (except with respect to any such Security as to which proof satisfactory to the Trustee and the Issuer is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Issuer).

                  In determining whether Holders of the requisite principal amount of Outstanding Securities of any or all series have made or given any request, demand, authorization, direction, notice, consent or waiver hereunder, or are present to constitute a quorum at a meeting of Holders of Securities, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration with respect thereto pursuant to Section 6.1.

                  "Overdue Rate" means, with respect to any series of Securities, the rate designated as such in or pursuant to the resolution of the Board of Directors or the supplemental indenture, as the case may be, relating to such series as contemplated by Section 3.1.

                  "Paying Agent" means any person authorized by the Issuer to pay the principal of, or premium, if any, or interest, if any, on, any Securities on behalf of the Issuer.

                  The term "person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment" means, with respect to the Securities of any series, the place or places where the principal of, and premium, if any, and interest, if any, on, the Securities of such series are payable as specified pursuant to Section 3.1.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.7 in lieu of a lost, destroyed, mutilated or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

                  "Preferred Securities" means the preferred securities issued by an IDACORP Trust.


                  "Property Trustee" means, with respect to any IDACORP Trust, the commercial bank or trust company identified as the "Property Trustee" in the related Trust Agreement, solely in its capacity as Property Trustee of such IDACORP Trust under such Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as therein provided.

                  "Redemption Date" means, with respect to any Security to be redeemed, the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price" means, with respect to any Security to be redeemed, the price at which it is to be redeemed pursuant to this Indenture.

                  "Registered Holder": See "Holder".

                  The term "responsible officer" means, with respect to the Trustee, the chairman of the board of directors, any vice chairman of the board of directors, the chairman of the trust committee, the chairman of the executive committee of the board of directors, any vice chairman of the executive committee of the board of directors, the president, any vice president, the cashier, the secretary, the treasurer, any trust officer, any assistant trust officer, any assistant vice president, any assistant cashier, any assistant secretary, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Rights Agreement" means a plan of the Issuer providing for the issuance by the Issuer to all holders of its common stock of rights entitling the holders therof to subscribe for or purchase shares of common stock or any class or series of preferred stock of the Issuer, which rights (i) are deemed to be transferred with such shares of common stock of the Issuer, (ii) are not exercisable and (iii) are also issued in respect of future issuances of common stock of the Issuer, in each case until the occurrence of a specified event or events.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Securities Register" and "Securities Registrar":  See
Section 3.6.

                  "Security" or "Securities" has the meaning stated in the recitals of this Indenture.

                  "Senior Indebtedness" means all Indebtedness of the Issuer, unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are not superior in right of payment to Subordinated Indebtedness or to other Indebtedness of the Issuer which is pari passu with, or subordinated to, Subordinated Indebtedness.

                  "Stated Maturity" means, with respect to any Security or any installment of interest thereon, the date specified in such Security as the fixed date on which the principal of, or premium, if any, or interest, if any, on, such Security is due and payable.

                  "Subordinated Indebtedness" means all Indebtedness of the Issuer which is subordinate and junior in right of payment to Senior Indebtedness.

                  "Subsidiary" means as to any person a corporation of which outstanding shares of stock having ordinary voting power (other than stock having such power only by reason of a contingency) to elect a majority of the Board of Directors of such corporation are at the time owned, directly or indirectly through one or more intermediaries, or both, by such person.

                  "Tax Event" means the receipt by an IDACORP Trust of an opinion of counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of issuance of the Preferred Securities of such IDACORP Trust, there is more than an insubstantial risk that (i) such IDACORP Trust is, or will be within 90 days of the date of such opinion of counsel, subject to United States Federal income tax with respect to income received or accrued on the corresponding series of Securities issued by the Issuer to such IDACORP Trust, (ii) interest payable by the Issuer on such corresponding series of Securities is not, or within 90 days of the date of such opinion of counsel, will not be, deductible by the Issuer, in whole or in part, for United States Federal income tax purposes or (iii) such IDACORP Trust is, or will be within 90 days of the date of such opinion of counsel, subject to more than a de minimis amount of other taxes, duties, or other governmental charges.

                  "Trust Agreement" means the Trust Agreement as amended by the Amended and Restated Trust Agreement pursuant to which an IDACORP Trust is formed substantially in such form as may be specified as contemplated by Section 3.1.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended and in force (except as otherwise provided herein) at the date on which this Indenture was originally executed.

                  "Trust Securities" means the undivided beneficial interests in an IDACORP Trust.

                  "Trustee" means the person identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article VII, shall also include any successor trustee.

                  The term "vice president" means, with respect to the Issuer or the Trustee, any vice president, whether or not designated by a number or a word or words added before or after the title of "vice president".

                  SECTION 1.2. Other Defined Terms. Certain other terms are defined in Article VII and other Articles of this Indenture.

                                   ARTICLE II.

                                 SECURITY FORMS

                  SECTION 2.1. Forms Generally. The Securities of each series shall be in substantially such form as shall be established pursuant to Section 3.1, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as the Issuer may deem appropriate and as are not contrary to the provisions of this Indenture, or as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or of any automated quotation system, or to conform to usage, all as determined by the officers executing such Securities, as conclusively evidenced by their execution of the Securities.

                  The definitive Securities of each series shall be prepared by the Company and shall be printed, lithographed or engraved on steel-engraved borders, or may be produced in any other manner, all as determined by the officers executing such Securities, as conclusively evidenced by their execution of such Securities, subject, with respect to the Securities of any series, to the rules of any securities exchange or automated quotation system on which the Securities of such series are listed or quoted and (with respect to Global Securities of any series) to the rules of the Depository.

                  SECTION 2.2. Form of Trustee's Certificate of Authentication. The Trustee's Certificate of Authentication on all Securities shall be in substantially the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                --------------------,
                                                   as Trustee



                                By
                                --------------------------------
                                     Authorized Signatory

                  SECTION 2.3. Form of Trustee's Certificate of Authentication by an Authenticating Agent. If at any time there shall be an Authenticating Agent appointed with respect to any series of Securities, then the Trustee's Certificate of Authentication by such Authenticating Agent on all Securities of each such series shall be in substantially the following form:

                                --------------------,
                                                   as Trustee



                                By  [NAME OF AUTHENTICATING
                                         AGENT],
                                           Authenticating Agent


                                By
                                --------------------------------
                                      Authorized Signatory


                  SECTION 2.4. Securities Issuable in the Form of Global Securities. (a) If the Issuer shall establish pursuant to Section 3.1 that the Securities of a particular series are to be issued in whole or in part as one or more Global Securities, then the Issuer shall execute, and the Trustee shall, in accordance with Section 3.3 and the Issuer Order delivered to the Trustee thereunder, authenticate and make available for delivery, one or more Global Securities which (i) shall represent an aggregate principal amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by one or more Global Securities, (ii) shall be registered in the name of the Depository or its nominee, (iii) shall be delivered by the Trustee to the Depository or pursuant to the Depository's instruction and (iv) shall bear a legend substantially to the following effect:

                  "Except as otherwise provided in Section 2.4 of the Indenture, unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

                  (b) Notwithstanding any provision of Section 3.6, any Global Security of a series may be transferred, in whole but not in part, and in the manner provided in Section 3.6, only to another nominee of the Depository for such series, or to a successor Depository for such series selected or approved by the Issuer or to a nominee of such successor Depository.

                  (c) If at any time the Depository for Securities of a series notifies the Issuer that it is unwilling or unable to continue as Depository for Securities of such series or if at any time the Depository shall no longer be registered or in good standing under the Securities Exchange Act of 1934, or other applicable statute or regulation, and a successor Depository is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such condition, as the case may be, this Section shall no longer be applicable to the Securities of such series and the Issuer will execute, and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of individual Securities of such series, will authenticate and make available for delivery, Securities of such series, in authorized denominations, and in an aggregate principal amount equal to the aggregate principal amount of the Global Security or Global Securities of such series in exchange for such Global Security or Global Securities.

                  The Issuer may at any time determine that Securities of any series shall no longer be represented by one or more Global Securities and that the provisions of this Section shall no longer apply to the Securities of such series. In such event the Issuer will execute and the Trustee, upon receipt of an Issuer Order for the authentication and delivery of individual Securities of such series, will authenticate and make available for delivery Securities of such series, in authorized denominations, and in an aggregate principal amount equal to the aggregate principal amount of the Global Security or Global Securities of such series in exchange for such Global Security.

                  If specified by the Issuer pursuant to Section 3.1 with respect to a series of Securities, the Depository for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for individual Securities of such series on such terms as are acceptable to the Issuer and such Depository. Thereupon, the Issuer shall execute, and the Trustee shall authenticate and make available for delivery, without service charge,

                   (i) to each person specified by such Depository a new individual Security or Securities of the same series, of any authorized denomination as requested by such person in aggregate principal amount equal to and in exchange for such persons' beneficial interest in the Global Security; and

                  (ii) to such Depository a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of individual Securities delivered to Holders thereof.

                  In any exchange provided for in any of the preceding paragraphs of this Section, the Issuer will execute and the Trustee will authenticate and make available for delivery individual Securities in registered form in authorized denominations.

                  Upon the exchange of a Global Security for individual Securities, such Global Security shall be cancelled by the Trustee. Individual Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depository for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall make such Securities available for delivery to the persons in whose names such Securities are so registered.

                                  ARTICLE III.

                                 THE SECURITIES

                  SECTION 3.1. Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued from time to time in one or more series. With respect to the Securities of any particular series, there shall be established in, or pursuant to the authority granted in, a resolution of the Board of Directors (delivered to the Trustee in the form of a Board Resolution) or established in one or more indentures supplemental hereto:

                  (1) the form of the Securities of the series;

                  (2) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

                  (3) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.4, 3.6, 3.7, 3.10 or 14.3);

                  (4) the date or dates on which the Securities of the series may be issued;

                  (5) the date or dates, which may be serial, on which the principal of, and premium, if any, on, the Securities of the series are payable;

                  (6) the rate or rates, or the method of determination thereof, at which the Securities of the series shall bear interest, if any (including the rate or rates at which overdue principal shall bear interest, if different from the rate or rates at which such Securities shall bear interest prior to Maturity, and, if applicable, the rate or rates at which overdue premium or interest shall bear interest, if any); any formulary or other method or other means by which any such rate or rates shall be determined, by reference to an index or other fact or event ascertainable outside this Indenture or otherwise; the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the record dates, if other than as set forth in Section 3.8, for the determination of Holders to whom interest is payable; the right of the Issuer pursuant to Section 3.12 to defer or extend an Interest Payment Date;

                  (7) the place or places where the principal of, and premium, if any, and interest, if any, on, the Securities of the series shall be payable (if other than as provided in Section 4.2);

                  (8) the provisions, if any, establishing the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Issuer, pursuant to any sinking fund or otherwise;

                  (9) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which, and the period or periods within which, and the terms and conditions upon which, Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

                  (10) if other than denominations of $1,000, and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                  (11) whether the Securities of the series are to be issued as Original Issue Discount Securities and, if so, the amount of the discount with respect thereto;

                  (12) if other than the principal amount thereof, the portion of the principal amount of the Securities of the series which shall be payable upon declaration of acceleration with respect thereto pursuant to Section 6.1 or payable in bankruptcy pursuant to Section 6.2;

                  (13) any Events of Default or restrictive covenants provided for with respect to the Securities of the series, if other than as set forth in Section 6.1 and Articles IV and XI;

                  (14) if other than the rate of interest stated in the title of the Securities of the series, the applicable
         Overdue Rate;

                  (15) in case the Securities of the series do not bear interest, the applicable dates for the purpose of clause (a) of Section 5.1;

                  (16) if other than as set forth in Article XII, provisions for the satisfaction and discharge of the Securities of the series and this Indenture;

                  (17) any trustees, paying agents, transfer agents or registrars with respect to the Securities of the series;

                  (18) whether the Securities of the series are issuable in whole or in part as one or more Global Securities and, in such case, the identity of the Depository for such Global Security or Global Securities;

                  (19) any restrictions on transfer with respect to the Securities of the series and any legend reflecting such restrictions to be placed on such Securities;

                  (20) if the amount of payment of principal of, and premium, if any, or interest, if any, on, the Securities of the series may be determined with reference to an index, formula or other method, the manner in which such amounts shall be determined;

                  (21) the right of the Issuer, if any, to defer any payment of principal of or interest on Securities of the series and the maximum length of any such deferral period;

                  (22) if other than as set forth herein, the relative degree, if any, to which the Securities of such series shall be subordinated to other series of Securities in right of payment, whether Outstanding or not;

                  (23) if such Securities are to be issued to an IDACORP Trust, the forms of the related trust agreement and guarantee agreement relating thereto;

                  (24) the additions or changes, if any, to this Indenture with respect to the Securities of such series as shall be necessary or convenient to permit or facilitate the issuance of such Securities to an IDACORP Trust;

                  (25) any exceptions to Section 13.8 or in the definition of "Business Day" with respect to the Securities of the series; and

                  (26) any other terms of the series (which terms shall not be contrary to the provisions of this Indenture).

                  With respect to any Securities (and without limiting the generality of the foregoing provisions of this Section), such resolution of the Board of Directors or indenture supplemental hereto may provide general terms or parameters and may provide that the specific terms of particular Securities, and the persons authorized to determine such terms or parameters, may be determined in accordance with or pursuant to the Issuer Order referred to in Section 3.3.

                  All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in, or pursuant to the authority granted in, such resolution of the Board of Directors or in any such indenture supplemental hereto.

                  SECTION 3.2. Form and Denominations. In the absence of any specification pursuant to Section 3.1 with respect to the Securities of any series, the Securities of such series shall be issuable in fully registered form, without coupons, in denominations of $1,000 and any integral multiple thereof.

                  SECTION 3.3. Authentication, Dating and Delivery of Securities. At any time and from time to time after the original execution and delivery of this Indenture, the Issuer may deliver Securities of any series, executed by the Issuer, to the Trustee for authentication. Except as otherwise provided in this Article, the Trustee shall thereupon authenticate and make available for delivery, or cause to be authenticated and delivered, said Securities to or upon an Issuer Order, without any further action by the Issuer; provided, however, that the Trustee shall authenticate and make available for delivery Securities of such series for original issue from time to time in the aggregate principal amount established for such series pursuant to such procedures, acceptable to the Trustee and to such recipients, as may be specified from time to time by an Issuer Order. The maturity dates, original issue dates, interest rates and any other terms of the Securities of such series shall be determined by or pursuant to such Issuer Order and procedures. If provided for in such procedures, such Issuer Order may authorize authentication and delivery pursuant to oral instructions from the Issuer or its duly authorized agent, which instructions shall be promptly confirmed in writing.

                  In authenticating such Securities and accepting the responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, prior to the initial authentication of such Securities, and (subject to Section 7.1) shall be fully protected in relying upon:

                  (1) a Board Resolution relating thereto;

                  (2) an executed supplemental indenture, if any, relating thereto;

                  (3) an Officers' Certificate which shall state that all conditions precedent provided for in this Indenture relating to the issuance of such Securities have been complied with, that no Event of Default with respect to any series of Securities has occurred and is continuing and that the issuance of such Securities does not constitute and will not result in (i) any Event of Default or any event or condition, which, upon the giving of notice or the lapse of time or both, would become an Event of Default or (ii) any default under the provisions of any other instrument or agreement by which the Company is bound; and

                  (4) an Opinion of Counsel, which shall state

                           (a) that the form and the terms of such Securities
                  have been established (i) by or pursuant to the authority granted in a resolution of the Board of Directors delivered to the Trustee pursuant to subparagraph (1) above or by a supplemental indenture delivered to the Trustee pursuant to subparagraph (2) above, (ii) as provided by Section 3.1 and
                  (iii) in conformity with the provisions of this Indenture;

                           (b) that such Securities, when authenticated and
                  delivered by the Trustee and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Issuer enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

                           (c) that the Issuer has the corporate power to issue
                  such Securities and has duly taken all necessary corporate action with respect to such issuance;

                           (d) that, assuming compliance with any restrictions
                  limiting the debt issuance capacity of the Issuer applicable to such Securities at the time of the issuance thereof, the issuance of such Securities will not contravene the charter or by-laws of the Issuer or result in any violation of any of the terms or provisions of any law or regulation or of any indenture, mortgage or other instrument or agreement known to such counsel by which the Issuer is bound; and

                           (e) that all laws and requirements in respect of the
                  execution and delivery by the Issuer of the Securities, and the related supplemental indenture, if any, have been complied with and that authentication and delivery of such Securities and the execution and delivery of the related supplemental indenture, if any, by the Trustee will not violate the terms of the Indenture.

                  Notwithstanding the provisions of Section 3.1 and of this Section, if all the Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Board Resolution or supplemental indenture otherwise required pursuant to Section 3.1 or the Issuer Order, Officers' Certificate, Opinion of Counsel and other documents required pursuant to this Section at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series to be issued; provided, however, that any subsequent request by the

Issuer to the Trustee to authenticate Securities of such series shall constitute a representation and warranty by the Issuer that as of the date of such request the statements made in the Officers' Certificate delivered pursuant to Section 3.3(3) shall be true and correct on the date thereof as if made on and as of the date thereof.

                  The Trustee shall have the right to decline to authenticate and make available for delivery any Securities under this Section if the Trustee, being advised by counsel reasonably acceptable to the Trustee and the Issuer, determines that such action would expose the Trustee to personal liability.

                  Each Security shall be dated the date of its authentication, except as otherwise provided pursuant to Section 3.1 with respect to the series of which such Security is a part and except that any substitute Security under
Section 3.7 shall be dated so that neither gain nor loss in interest shall result from any mutilation, destruction, loss or theft of the relevant Predecessor Security.

                  SECTION 3.4. Execution of Securities. The Securities shall be signed in the name of and on behalf of the Issuer by both (a) its president or any vice president and (b) its treasurer, any assistant treasurer, its secretary or any assistant secretary, under its corporate seal which may, but need not, be attested. Such signatures may be the manual or facsimile signatures of such officers. The seal of the issuer may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced thereon. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

                  In case any officer of the Issuer who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by or on behalf of the Trustee or disposed of by the Issuer, such Securities nevertheless may be authenticated and delivered or disposed of as though the person who signed such Securities had not ceased to be such officer of the Issuer; and any Security may be signed on behalf of the Issuer by such persons as, at the actual date of the original execution of such Security, shall be the proper officers of the Issuer, although at the date of the original execution and delivery of this Indenture, or at the date of such Security, any such person was not such an officer.

                  SECTION 3.5. Certificate of Authentication. No Security shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form hereinbefore recited, executed by or on behalf of the

Trustee by manual signature. Such certificate by or on behalf of the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

                  SECTION 3.6. Registration, Registration of Transfer and Exchange. Subject to the conditions set forth below (and subject, with respect to Global Securities, to Section 2.4), Securities of any series may be exchanged for a like aggregate principal amount of Securities of the same series and having the same terms but in other authorized denominations. Securities to be exchanged shall be surrendered at the offices or agencies to be maintained for such purposes as provided in Section 4.2, and the Issuer shall execute and the Trustee or any Authenticating Agent shall authenticate and make available for delivery in exchange therefor the Security or Securities which the Holder making the exchange shall be entitled to receive.

                  The Issuer shall keep or cause to be kept, at one of said offices or agencies maintained pursuant to Section 4.2, a register for each series of Securities issued hereunder (hereinafter collectively referred to as the "Securities Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall, subject to the provisions of Section 2.4, provide for the registration of Securities of such series and shall register the transfer of Securities of such series as in this Article provided. The Securities Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. The Trustee is hereby appointed as the initial "Securities Registrar" for the purpose of registering Securities and registering transfers of Securities as herein provided. Subject to the provisions of Section 2.4, upon surrender for registration of transfer of any Security of any series at any such office or agency, the Issuer shall execute and the Trustee or any Authenticating Agent shall authenticate and make available for delivery in the name of transferee or transferees a new Security or Securities of the same series for an equal aggregate principal amount.

                  All Securities presented for registration of transfer or for exchange, redemption or payment shall (if so required by the Issuer or the Securities Registrar) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Securities Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

                  Each Security issued upon registration of transfer or exchange of Securities pursuant to this Section shall be the valid obligation of the Issuer, evidencing the same indebtedness and entitled to the same benefits under this Indenture as the

Security or Securities surrendered upon registration of such transfer or exchange.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.10, 10.6, or 14.3 not involving any transfer.

                  The Issuer shall not be required (a) to issue, exchange or register the transfer of any Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series and ending at the close of business on the day of such mailing, or (b) to exchange or register the transfer of any Securities selected, called or being called for redemption except, in the case of any Security to be redeemed in part, the portion thereof not to be redeemed.

                  SECTION 3.7. Mutilated, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security shall become mutilated (whether by defacement or otherwise) or be destroyed, lost or stolen, and in the absence of notice to the Issuer or the Trustee that such Security has been acquired by a bona fide purchaser, the Issuer shall, except as otherwise provided in this Section, execute, and upon an Issuer Request, the Trustee shall authenticate and make available for delivery, a new Security of the same series, tenor and principal amount, bearing a number, letter or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

                  Upon the issuance of any substitute Security under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or any Authenticating Agent) connected therewith.

                  In case any Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or be destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security). In every case, the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

                  Every substitute Security of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of such series duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions of this Section are exclusive with respect to the replacement or payment of mutilated (whether by defacement or otherwise) or destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

                  SECTION 3.8. Payment of Interest; Interest Rights Preserved. The Holder of any Securities at the close of business on any record date with respect to any Interest Payment Date shall be entitled to receive the interest, if any, payable on such Interest Payment Date notwithstanding the cancellation of such Securities upon any registration of transfer or exchange subsequent to the record date and prior to such Interest Payment Date, and, if provided for in the Board Resolution pursuant to Section 3.1, in the case of a Security issued between a record date and the initial Interest Payment Date relating to such record date, interest for the period beginning on the date of issue and ending on such initial Interest Payment Date shall be paid to the person to whom such Security shall have been originally issued. Except as otherwise specified as contemplated by Section 3.1, for Securities of a particular series the term "record date" as used in this Section with respect to any Interest Payment Date shall mean the close of business on the last day of the calendar month preceding such Interest Payment Date if such Interest Payment Date is the fifteenth day of a calendar month and shall mean the close of business on the fifteenth day of the calendar month preceding such Interest Payment Date if such Interest Payment Date is the first day of a calendar month, whether or not such day shall be a Business Day. At the option of the Issuer, payment of interest on any Security may be made by check mailed to the address of the person entitled thereto (which shall be the Depository in the case of Global Securities) as such address shall appear in the Securities Register.

                  If and to the extent the Issuer shall default in the payment of the interest due on such Interest Payment Date in respect of any Securities, such defaulted interest shall be paid by the Issuer at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Issuer may make payment of any defaulted interest to the Holder of Securities at the close of business on a subsequent record date established by notice given by mail, by or on behalf of the Issuer, to such Holder not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date for payment of such defaulted interest.

                  (2) The Issuer may make payment of any defaulted interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of such series may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of, or in exchange for, or in lieu of, any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  SECTION 3.9. Cancellation of Securities; Destruction Thereof. All Securities surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, shall, if surrendered to the Issuer or any Paying Agent or any Securities Registrar, be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall, unless instructed to deliver the Securities to the Issuer in an Issuer Order, destroy such cancelled Securities and deliver certification of their destruction to the Issuer. If the Issuer shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

                  SECTION 3.10. Temporary Securities. Pending the preparation by the Issuer of definitive Securities of any series, the Issuer may execute and the Trustee shall authenticate and make available for delivery temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities of any series shall be issuable in any authorized denomination, and substantially in the form of the definitive Securities of such series in lieu of which they are issued but with such omissions, insertions and variations as may be appropriate for temporary securities, all as may be determined by the Issuer with the concurrence of the Trustee. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Issuer shall execute and shall furnish definitive Securities of such series and thereupon temporary Securities of such series may be surrendered in exchange therefor without charge at the Corporate Trust Office of the Trustee, and the Trustee shall authenticate and make available for delivery in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of the same series. Such exchange shall be made by the Issuer at its own expense and without any charge therefor except that in case of any such exchange involving any registration of transfer the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder.

                  SECTION 3.11. Computation of Interest. Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                  SECTION 3.12. Deferrals of Interest Payment Dates on Securities Issued to an IDACORP Trust. If specified as contemplated by Section
3.1 with respect to the Securities of a series issued to an IDACORP Trust, so long as no Event of Default has occurred and is continuing, the Issuer shall have the right, at any time during the term of such series but subject to
Section 4.8, from time to time to defer the payment of interest on such Securities for such period or periods as may be specified as contemplated by
Section 3.1 (each, an "Extension Period") during which Extension Periods the Company shall have the right to make partial payments of interest on any Interest Payment Date. No Extension Period shall end on a date other than an Interest Payment Date. At the end of any such Extension Period the Issuer shall pay all interest then accrued and unpaid on the Securities of such series. Prior to the termination of any such Extension Period, the Issuer may further extend the interest payment period, provided that no Extension Period shall exceed the period or periods specified in the Securities of such series or extend beyond the Stated Maturity of the principal of the Securities of such series. Upon the termination of any Extension Period and upon the payment of all amounts then due on any Interest Payment Date, the Issuer may elect to begin a new Extension Period, subject to the above requirements. No interest shall be due and payable during an Extension Period, except at the end thereof. The Issuer shall give the Holders of the Securities of such series and the Trustee notice of its election to begin any such Extension Period at least one Business Day prior to the next succeeding Interest Payment Date on which interest on Securities of such series would be payable but for such deferral or, so long as such Securities are held by an IDACORP Trust, prior to the earlier of (i) the next succeeding date on which Distributions (as defined in the applicable Trust Agreement) on the Preferred Securities of such IDACORP Trust would be payable but for such deferral or (ii) the date the Trustees of such an IDACORP Trust are required to give notice to any securities exchange or other applicable self-regulatory organization or to holders of such Preferred Securities of the record date or the date such Distributions are payable, but in any event not less than one Business Day prior to such record date.

                                   ARTICLE IV.

                             COVENANTS OF THE ISSUER

                  The Issuer covenants and agrees for the benefit of each series of Securities (except to the extent that any series of the Securities is excluded from the benefits of any of such covenants pursuant to Section 3.1(13)) that on and after the date of original execution of this Indenture and so long as any of the Securities of such series remain Outstanding:

                  SECTION 4.1. Payment of Securities. The Issuer will duly and punctually pay or cause to be paid the principal of, and the premium, if any, and interest, if any, on, the Securities of such series at the place or places, at the respective times and in the manner provided in such Securities and in the Indenture. As provided in Section 3.8, each installment of interest on the Securities of any series may be paid by mailing checks for such interest payable to the Holders of such Securities entitled thereto as their names shall appear on the Securities Register.

                  SECTION 4.2. Offices or Agency. So long as any of the Securities remain Outstanding, the Issuer will maintain in the Borough of Manhattan, The City of New York, New York, an office or agency where Securities of such series may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Securities of such series and this Indenture may be served, which office or agency shall initially be the Corporate Trust Office of the Trustee or, if the Corporate Trust Office of the Trustee is not located in the Borough of Manhattan, The City of New York, such office or agency shall be the principal corporate trust office of the Authenticating Agent designated pursuant to Section 7.14 hereof. The Issuer will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Issuer shall fail to maintain such required office or agency or shall fail to furnish the Trustee with the required information with respect thereto, presentations, surrenders, notices and demands in respect of Securities may be made or served at the Corporate Trust Office of the Trustee and the corporate trust office of any Authenticating Agent appointed hereunder; and the Issuer hereby appoints the Trustee and any Authenticating Agent appointed hereunder its agents to receive all such presentations, surrenders, notices and demands.

                  The Issuer may also from time to time designate one or more other offices or agencies (in or outside The City of New York) where the Securities of such series may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the

Issuer of its obligation to maintain for such purposes an office or agency in the Borough of Manhattan, The City of New York. The Issuer will promptly notify the Trustee of any such designation or rescission thereof.

                  SECTION 4.3. Appointment to Fill a Vacancy in Office of Trustee. The Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee with respect to each series of Securities hereunder.

                  SECTION 4.4. Paying Agents. Whenever the Issuer shall appoint a Paying Agent other than the Trustee with respect to the Securities of any series, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section,

                  (a) that it will hold all sums received by it as such Paying Agent for the payment of the principal of, and premium, if any, and interest, if any, on, the Securities of such series (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities of such series) in trust for the benefit of the Holders of the Securities of such series, or of the Trustee,

                  (b) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities of such series) to make any payment of the principal of, or premium, if any, or interest, if any, on, the Securities of such series when the same shall be due and payable, and

                  (c) that at any time during the continuance of any such failure, upon the written request of the Trustee it will forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  If the Issuer shall act as its own Paying Agent with respect to the Securities of any series, it will, on or before each due date of the principal of, or premium, if any, or interest, if any, on, the Securities of such series, set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such series a sum sufficient to pay such principal, premium, if any, or interest, if any, so becoming due. The Issuer will promptly notify the Trustee of any failure to take such action.

                  Whenever the Issuer shall have one or more Paying Agents with respect to the Securities of any series, it will, on or prior to the due date of the principal of, or premium, if any, or interest, if any, on, the Securities of such series, deposit with a designated Paying Agent for such series a sum sufficient to pay the principal, premium, if any, or interest, if any, so becoming due, such sum to be held in trust for the benefit of the persons entitled to such principal, premium, if any, or interest, if any, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee at its Corporate Trust Office of its failure so to act.

                  Anything in this Section to the contrary notwithstanding, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Issuer or any Paying Agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

                  Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 12.3, 12.4 and 12.5.

                  SECTION 4.5. Maintenance of Corporate Existence. The Issuer will preserve its corporate existence, but this covenant shall not require the Issuer to continue its corporate existence in the event of a consolidation or merger of the Issuer with or into any other corporation in accordance with
Article XI as a result of which the Issuer shall lose its corporate identity, or in the event of a sale, transfer or lease of the property of the Issuer as an entirety or substantially as an entirety in accordance with Article XI.

                  SECTION 4.6. Certificates to Trustee. The Issuer will, on or before May 1 in each year, commencing with the year 1999, file with the Trustee an Officers' Certificate complying with the provisions of the second paragraph of Section 13.6, covering the period from the date of original execution of this Indenture to December 31, 1998 in the case of the first such certificate, and covering the preceding calendar year in the case of each subsequent certificate, and stating whether or not, to the knowledge of each of the signers, the Issuer has complied with the conditions and covenants on its part contained in this Indenture, and, if the signers, to the best of their knowledge, know of any default by the Issuer in the performance, observance or fulfillment of any such condition or covenant, specifying each such default and the nature thereof. For the purpose of this Section, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

                  SECTION 4.7. Costs and Expenses of IDACORP Trust. The Issuer, as borrower, agrees to pay all debts and obligations (other than with respect to the Trust Securities) and all costs and expenses of the applicable IDACORP Trust (including, but not limited to, all costs and expenses relating to the organization of the applicable IDACORP Trust, the fees and expenses of the Property Trustee, the Delaware Trustee and the Administrative Trustees (each as defined in the related Trust Agreement) and all costs and expenses relating to the operation of the applicable IDACORP Trust (other than with respect to the Trust Securities)) and to pay any and all taxes, duties, assessments or other governmental charges of whatever nature (other than United States withholding taxes) imposed by the United States or any other taxing authority, so that the net amounts received and retained by the applicable IDACORP Trust after paying such fees, expenses, debts and obligations will be equal to the amounts the applicable IDACORP Trust would have received and retained had no such fees, expenses, debts and obligations been incurred by or imposed on the applicable IDACORP Trust. The foregoing obligations of the Issuer are for the benefit of, and shall be enforceable by, any person to whom such fees, expenses, debts and obligations are owed (each, a "Creditor"), whether or not such Creditor has received notice thereof. Any such Creditor may enforce such obligations of the Issuer directly against the Issuer, and the Issuer irrevocably waives any right or remedy to require that any such Creditor take any action against the applicable IDACORP Trust or any other person before proceeding against the Issuer. The Issuer shall execute such additional agreements as may be necessary to give full effect to the foregoing.

                  SECTION 4.8. Additional Covenants with Respect to Securities Held by an IDACORP Trust.

                  The Issuer covenants and agrees with respect to Securities of each series held by an IDACORP Trust that it shall not (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Issuer's capital stock, or ((b) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Issuer that rank pari passu with all respects with or junior in interest to the Securities of such series or make any guarantee payments with respect to any guarantee by the Issuer of debt securities of any Subsidiary of the Issuer if such guarantee ranks pari passu with or junior in interest to the Securities (other than (a) dividends or distributions in the common stock of the Issuer, (b) any declaration of a dividend in connection with the implementation of a Rights Plan, the issuance of any common stock of any class or series of preferred stock of the Issuer under any Rights Plan in the future or the redemption or repurchase of any such rights pursuant thereto, (c) payments under any IDACORP Guarantee and (d) purchases of common stock related to the issuance of common stock or rights under the Issuer's benefit plans for its directors, officers or employees or pursuant to its Dividend Reinvestment and Stock Purchase Plan) if at such time (i) there shall have occurred any event of which the Issuer has actual knowledge that (A) with the giving of notice or the lapse of time, or both, would constitute an

Event of Default with respect to the Securities of such series and (B) in respect of which the Issuer shall not have taken reasonable steps to cure, (ii) the Issuer shall be in default with respect to its payment of any obligations under the IDACORP Guarantee relating to the Preferred Securities issued by such IDACORP Trust or (iii) the Issuer shall have given notice of its election to begin an Extension Period with respect to the Securities of such series as provided herein and shall not have rescinded such notice, or such Extension Period, or any extension thereof, shall be continuing.

                  The Issuer also covenants with respect to Securities of each series issued to an IDACORP Trust (i) to maintain directly or indirectly 100% ownership of the Common Securities of such IDACORP Trust; provided, however, that any permitted successor of the Issuer hereunder may succeed to the Issuer's ownership of such Common Securities, (ii) as holder of the Common Securities not to voluntarily terminate, wind-up or liquidate such IDACORP Trust except in connection with a distribution of the Securities of such series to the holders of Preferred Securities in liquidation of such IDACORP Trust or in connection with certain mergers, consolidations or amalgamations permitted by the related Trust Agreement and (iii) to use its reasonable efforts, consistent with the terms and provisions of such Trust Agreement, to cause such IDACORP Trust to remain classified as a grantor trust and not an association taxable as a corporation for United States federal income tax purposes.

                                   ARTICLE V.

                     SECURITYHOLDER LISTS AND REPORTS BY THE
                             ISSUER AND THE TRUSTEE

                  SECTION 5.1. Issuer to Furnish Trustee Information as to Names and Addresses of Securityholders. The Issuer covenants and agrees that it will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Securities of each series;

                  (a) semiannually and not more than 15 days after each record date for the payment of interest, if any, on such Securities of such series, as of such record date, and on dates to be determined pursuant to Section 3.1 for non-interest bearing Securities of such series in each year, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of the Securities of such series, as of the respective record dates therefor (and on dates to be determined pursuant to Section 3.1 if the Securities of such series do not bear interest) as of a date not more than 15 days prior to the time such information is furnished and need not include information received after such date;

provided that, if and so long as the Trustee shall be the Securities Registrar for such series, such list shall not be required to be furnished.

                  SECTION 5.2. Preservation and Disclosure of Securityholder Lists. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of each series of the Securities (1) contained in the most recent list furnished to it as provided in Section 5.1, (2) maintained by the Trustee in its capacity as Paying Agent for such series (if so acting) hereunder and of the Securities Registrar for such series, and (3) filed with it within two preceding years pursuant to the provisions of paragraph (2) of subsection (c) of Section 5.4.

                  The Trustee may (1) destroy any list furnished to it as provided in Section 5.1 upon receipt of a new list so furnished, (2) destroy any information received by it as Paying Agent for such series (if so acting) hereunder upon delivery to itself as Trustee a list containing the names and addresses of the Holders of Securities of such series obtained from such information since the delivery of the next previous list, if any, (3) destroy any list delivered to itself as Trustee which was compiled from information received by it as Paying Agent (if so acting) hereunder upon the receipt of a new list so delivered, and (4) destroy any information filed with it by the Holders of Securities of such series for the purpose of receiving reports pursuant to the provisions of paragraph (2) of subsection (c) of Section 5.4, but not until two years after such information has been filed with it.

                  (b) In case three or more Holders of Securities (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of a particular series (in which case at least three of the applicants must all hold Securities of such series) or with Holders of all Securities with respect to their rights under this Indenture or under such Securities and such application is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

                   (i) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, or

                  (ii) inform such applicants as to the approximate number of Holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

                  If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Securities of such series or all Holders of Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the

Holders of Securities of such series or all Holders of Securities, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise, the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Each and every Holder of Securities, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any Paying Agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of subsection (b) of this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under such subsection (b).

                  SECTION 5.3. Reports by the Issuer. The Issuer covenants:

                  (a) to file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or
         Section 15(d) of the Securities Exchange Act of 1934; or, if the Issuer is not required to file information, documents or reports pursuant to either of such Sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
         Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (b) to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the

         Issuer with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations; and

                  (c) to transmit by mail to the Holders of Securities in the manner and to the extent provided in Sections 5.4(c) and 5.4(d) within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Issuer pursuant to subsections (a) and (b) of this Section as may be required to be transmitted to such Holders by rules and regulations prescribed from time to time by the Commission.

                  SECTION 5.4. Reports by the Trustee. (a) Within 60 days after May 15 in each year following the date of original execution of this Indenture, so long as any Securities are Outstanding hereunder, the Trustee shall transmit by mail as provided below to the Securityholders of such series, as hereinafter in this Section provided, a brief report, dated as of a date convenient to the Trustee no more than 60 days prior thereto, with respect to any of the following events which may have occurred within the previous twelve months (but if no such event has occurred within such period, no report need be transmitted):

                    (i) any change to its eligibility under Section 7.9 and its qualification under Section 7.8;

                   (ii) the creation of or any material change to a relationship specified in Section 310(b)(1) through Section 310(b)(10) of the Trust Indenture Act;

                  (iii) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of any series, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities of such series Outstanding on the date of such report;

                   (iv) any change to the amount, interest rate and maturity date of all other indebtedness owing by the Issuer (or by any other obligor on the Securities of such series) to the Trustee in its individual capacity on the date of such report, with a brief description of any property held as collateral security therefor, except any indebtedness based upon a creditor relationship arising in any manner described in Section 7.13(b)(2), (3), (4) or (6);

                    (v) any change to the property and funds, if any, physically in the possession of the Trustee (as such) on the date of such report;

                   (vi) any additional issue of Securities of any series which the Trustee has not previously reported; and

                  (vii) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Securities of any series, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 6.11.

                  (b) The Trustee shall transmit to the Securityholders of each series, as provided in subsection (c) of this Section, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee, as such, since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of original execution of this Indenture) for the reimbursement of which it claims or may claim a lien or charge prior to that of the Securities of any series on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this subsection
(b), except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of Securities of such series Outstanding at such time, such report to be transmitted within 90 days after such time.

                  (c) Reports pursuant to this Section shall be transmitted by mail:

                  (1) to all Holders of Securities, as the names and addresses of such Holders appear in the Securities Register;

                  (2) to such Holders of Securities of any series as have, within two years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and

                  (3) except in the cases of reports pursuant to subsection (b) of this Section, to each Holder of a Security of any series whose name and address are preserved at the time by the Trustee, as provided in subsection (a) of Section 5.2.

                  (d) A copy of each such report shall, at the time of such transmission to the Securityholders of any series, be furnished to the Issuer and be filed by the Trustee with each stock exchange upon which the Securities of such series are listed and also with the Commission. The Issuer agrees to notify the Trustee promptly when and as the Securities of any series become admitted to trading on any national securities exchange.

                                   ARTICLE VI.

                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                               ON EVENT OF DEFAULT

                  SECTION 6.1. Event of Default Defined; Acceleration of Maturity; Waiver of Default. "Event of Default", with respect to the Securities of any series, wherever used herein, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is either inapplicable to a particular series or it is specifically deleted or modified in the applicable resolution of the Board of Directors or in the supplemental indenture under which such series of Securities is issued, as the case may be, as contemplated by Section 3.1:

                  (a) default in the payment of any installment of interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days and the time for payment of such interest has not been extended; provided, however that if the Issuer is permitted by the terms of the Securities of the applicable series to defer the payment in question, the date on which such payment is due and payable shall be the date on which the Issuer is required to make payment following such deferral, if such deferral has been elected pursuant to the terms of the Securities of that series; or

                  (b) default in the payment of all or any part of the principal of or premium, if any, on any of the Securities of such series as and when the same shall become due and payable either at Stated Maturity, upon redemption, by declaration or otherwise and the time for payment of such principal (or premium, if any) has not been extended; provided, however, that if the Issuer is permitted by the terms of the Securities of the applicable series to defer the payment in question, the date on which such payment is due and payable shall be the date on which the Issuer is required to make payment following such deferral, if such deferral has been elected pursuant to the terms of the Securities of that series; or

                  (c) default in the deposit of any sinking fund payment when and as due and payable by the terms of the Securities of such series; or

                  (d) default in the performance or observance of any other covenant or agreement of the Issuer in respect of the Securities of such series (other than a covenant or agreement in respect of the Securities of such series a default in whose performance or observance is elsewhere in this Section specifically dealt with), and continuance of such default for a period of 60 days after there has been given, by registered or certified mail, to the Issuer by the Trustee, or to the Issuer and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of all series affected thereby, a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (e) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or, under any such law, (i) appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or for any substantial part of its property or (ii) ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (f) the Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or, under any such law, (i) consent to the entry of an order for relief in an involuntary case under any such law, (ii) consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or for any substantial part of its property, or (iii) make any general assignment for the benefit of creditors; or

                  (g) any other Event of Default established by or pursuant to a resolution of the Board of Directors or one or more indentures supplemental hereto as applicable to the Securities of such series.

If an Event of Default described in clause (a), (b), (c), (d) or (g) above (if the Event of Default under clause (d) or (g) is with respect to fewer than all series of Securities then Outstanding) occurs and is continuing, then, and in each and every case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding hereunder (each such series voting as a separate class), by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal as may be specified in the terms of such series) of all Securities of such series and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable; provided that, in the case of the Securities of a series issued to an IDACORP Trust, if, upon such an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series fail to declare the principal of all the Securities of that series to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount (as defined in the related Trust Agreement) of the corresponding series of Preferred Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee. Payment of principal and interest on such Securities shall remain subordinated to the extent provided in Article XVI notwithstanding that such amount shall become immediately due and payable as herein provided. If an Event of Default described in clause (d) or (g) above with respect to all series of Securities then Outstanding occurs and is continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Securities then Outstanding hereunder (treated as one class), by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if any Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities then Outstanding and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable; provided that, in the case of the Securities of a series issued to an IDACORP Trust, if, upon such an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series fail to declare the principal of all the Securities of that series to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount (as defined in the related Trust Agreement) of the corresponding series of Preferred Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee. Payment of principal and interest on such Securities shall remain subordinated to the extent provided in Article XVI notwithstanding that such amount shall become immediately due and payable as herein provided. If any Event of Default described in clause (e) or (f) occurs and is continuing, all the Securities then Outstanding and the interest accrued thereon, if any, shall immediately become due and payable without declaration, presentment, demand or notice of any kind by the Trustee or any Holder of Securities Outstanding hereunder.

                  The foregoing provisions, however, are subject to the condition that if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared or become due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest, if any, upon all the Securities of such series (or upon all the Securities, as the case may be) and the principal of (and premium, if any, on) any and all Securities of such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the Overdue Rate applicable to such series to the date of such payment or deposit) and all amounts payable to the Trustee pursuant to the provisions of Section 7.6, and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the nonpayment of the principal of and accrued interest on Securities of such series which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein -- then and in every such case the Holders of a majority in aggregate principal amount of the Securities of such series (each series voting as a separate class), or of all the Securities (voting as a single class), as the case may be, then Outstanding, by written notice to the Issuer and to the Trustee, may waive all defaults with respect to that series (or with respect to all the Securities, as the case may be) and rescind and annul such acceleration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon. In the case of Securities issued to an IDACORP Trust, holders of a majority in aggregate Liquidation Amount (as defined in the related Trust Agreement) of the related series of Preferred Securities issued by such IDACORP Trust shall also have the right to rescind and annul such declaration and its consequences by written notice to the Issuer and to the Trustee, subject to the satisfaction of the conditions set forth in this paragraph.

                  For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Security shall have been accelerated and declared or become due and payable pursuant to the provisions hereof, then, from and after such acceleration, unless such acceleration has been rescinded and annulled, the principal amount of such Original Issue Discount Security shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Security.

                  SECTION 6.2. Collection of Indebtedness by Trustee; Trustee May Prove Debt. The Issuer covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Securities of any series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case default shall be made in the payment of all or any part of the principal of or any premium, if any, on any Securities of any series when the same shall have become due and payable, whether upon Stated Maturity of the Securities of such series or upon any redemption or by acceleration or otherwise or (c) in case of default in the making or satisfaction of any sinking fund payment or analogous obligation when the same becomes due by the terms of the Securities of any series -- then upon demand of the Trustee for such series, the Issuer will pay to the Trustee for the benefit of the Holder of any such Security (or Holders of any such series of Securities in the case of clause (c) above) the whole amount that then shall have become due and payable on any such Security (or Securities of any such series in the case of clause (c) above) for the principal, premium, if any, and interest, if any, with interest upon the overdue principal and premium, if any, and, so far as payment of the same is enforceable under applicable law, on overdue installments of interest, at the Overdue Rate applicable to any such Security (or Securities of any such series in the case of clause (c)); and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and any further amounts payable to the Trustee, its agents and counsel pursuant to the provisions of Section 7.6.

                  In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon such Securities (or Securities of any such series in case of clause (c)) and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Securities (or Securities of any such series in case of clause (c)), wherever situated, the moneys adjudged or decreed to be payable.

                  The Trustee shall be entitled and empowered, either in its own name as trustee of an express trust, or as attorney-in-fact for the Holders of any of the Securities, or in both such capacities, to file such proof of debt, amendment of proof of debt, claim, petition or other document as may be necessary or advisable in order to have the claims of the Trustee and of the Holders of Securities allowed in any equity receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other similar proceedings, or any judicial proceedings, relative to the Company or any other obligor on the Securities or its creditors or its property. The Trustee is hereby irrevocably appointed (and the successive respective Holders of the Securities, by taking and holding the same, shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective Holders of the Securities, with authority to make or file in the respective names of the Holders of the Securities any proof of debt, amendment of proof of debt, claim, petition or other document in any such proceedings and to receive payment of any sums becoming distributable on account thereof, and to execute any other papers and documents and do and perform any and all acts and things for and on behalf of such Holders of the Securities as may be necessary or advisable in the opinion of the Trustee in order to have the respective claims of the Holders of the Securities against the Issuer or any other obligor on the Securities and/or its property allowed in any such proceedings, and to receive payment of or on account of such claims; provided, however, that nothing herein contained shall be deemed to authorize or empower the Trustee to consent to or accept or adopt, on behalf of any Holder of Securities, any plan of reorganization or readjustment of the Issuer or any other obligor on the Securities or, by other action of any character in any such proceeding, to waive or change in any way any right of any Holder of any Security, even though it may otherwise be entitled so to do under any present or future law, all such power or authorization being hereby expressly denied.

                  All rights of action and of asserting claims under this Indenture or under any of the Securities may be enforced by the Trustee without the possession of any of the Securities or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the holders of the Securities in respect of which such action was taken.

                  In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities in respect of which such action was taken, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings.

                  SECTION 6.3.  Application of Proceeds.  Any moneys
collected by the Trustee pursuant to this Article in respect of any series of the Securities, together with any other sums held by the Trustee (as such) hereunder (other than sums held in trust for the benefit of the Holders of particular Securities), shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal, upon presentation (except in respect of Subdivision First below) of the several Securities in respect of which moneys have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such series in reduced principal amounts in exchange for the presented Securities of like series if only partially paid, or upon surrender thereof if fully paid:

                  FIRST: To the payment of costs and expenses applicable to such series in respect of which moneys have been collected, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 7.6;

                  SECOND: In case the principal of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee), so far as it may be enforceable under applicable law, upon the overdue installments of interest at the Overdue Rate applicable to such series, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

                  THIRD: In case the principal of the Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and premium, if any, and interest, if any, with interest upon the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee), so far as payment of the same is enforceable under applicable law, upon overdue installments of interest, if any, at the Overdue Rate applicable to such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal, premium, if any, and interest, if any, without preference or priority of principal and premium, if any, over interest, or of interest, if any, over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal, premium, if any, and accrued and unpaid interest, if any; and

                  FOURTH: To the payment of the remainder, if any, to the Issuer or as a court of competent jurisdiction may direct.

                  SECTION 6.4. Suits for Enforcement. In case an Event of Default with respect to Securities of any series has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

                  SECTION 6.5. Restoration of Rights on Abandonment of Proceedings. In case the Trustee or any Holder shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or such Holder, then and in every such case (subject to the binding effect of any determination made in such proceedings) the Issuer and the Trustee shall be restored severally and respectively to their former positions and rights hereunder, and (subject as aforesaid) all rights, remedies and powers of the Issuer, the Trustee and the Holders shall continue as though no such proceedings had been taken.

                  SECTION 6.6. Limitations on Suits by Securityholders. No Holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute an action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder of any Security and with the Trustee, that no one or more Holders of Securities of any series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of such series. For the protection and enforcement of the provisions of this Section, each and every Holder of Securities of any series and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  SECTION 6.7. Unconditional Right of Securityholders to Institute Certain Suits. Nothing contained in this Indenture or in the Securities of any series shall affect or impair the obligation of the Issuer, which is unconditional and absolute, to pay the principal of, and premium, if any, and interest, if any, on, the Securities of such series at the respective places, at the respective times, at the respective rates, in the respective amounts and in the coin or currency therein and herein prescribed, or affect or impair the right of action, which is also absolute and unconditional, of any Holder of any Security to institute suit to enforce such payment at the respective due dates expressed in such Security, or upon redemption, by declaration, repayment or otherwise as herein provided without reference to, or the consent of, the Trustee or the Holder of any other Security, unless such Holder consents thereto. In the case of Securities of a series issued to an IDACORP Trust, any holder of the corresponding series of Preferred Securities issued by such IDACORP Trust shall have the right to institute a suit directly against the Issuer for enforcement of payment to such holder of principal of and premium, if any, and interest on the Securities having a principal amount equal to the aggregate Liquidation Amount (as defined in the Trust Agreement under which such IDACORP Trust is formed) of such Preferred Securities of the corresponding series held by such holder.

                  SECTION 6.8. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. Except as provided in Section 6.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holder of any Security is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  No delay or omission of the Trustee or of any Holder of any Security of any series to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 6.6, every power and remedy given by this Indenture or by law to the Trustee or to the Holder of any Security may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holder of such Security.

                  SECTION 6.9. Control by Holders of Securities. The Holders of a majority in aggregate principal amount of the Securities of each series affected (with each series voting as a separate class) at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture, and provided, further, that (subject to the provisions of Section 7.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee or a trust committee of directors or responsible officers of the Trustee shall determine that the action or proceedings so directed would expose the Trustee to personal liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all series so affected not joining in the giving of said direction, it being understood that (subject to Section 7.1) the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such Holders.

                  As between the Trustee and the Holders of the Securities, nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.

                  SECTION 6.10. Waiver of Past Defaults. Prior to the acceleration with respect to Securities of any series as provided in Section 6.1, the Holders of not less than a majority in aggregate principal amount of the Securities of such series at the time Outstanding and, in the case of any Securities of a series issued to an IDACORP Trust, the holders of not less than a majority in aggregate Liquidation Amount (as defined in the related Trust Agreement) of the Preferred Securities issued by such IDACORP Trust, may on behalf of the Holders of all the Securities of such series waive any past default or Event of

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



Default described in clause (d) or (g) of Section 6.1 which relates to fewer than all series of Securities then Outstanding, and the Holders of a majority in aggregate principal amount of the Securities then Outstanding affected thereby (each series voting as a separate class) may waive any such default or Event of Default, or, in the case of an event specified in clause (d) or (g) (if the Event of Default under clause (d) or (g) relates to all series of Securities then Outstanding) of Section 6.1, the Holders of a majority in aggregate principal amount of all the Securities then Outstanding (voting as one class) may waive any such default or Event of Default, and its consequences except a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Issuer, the Trustee and the Holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                  SECTION 6.11. Trustee to Give Notice of Default, But May Withhold in Certain Circumstances. The Trustee shall transmit to the Securityholders of any series, as the names and addresses of such Holders appear on the Security Register, notice by mail of all defaults known to a responsible officer of the Trustee which have occurred with respect to such series, such notice to be transmitted within 90 days after the occurrence thereof, unless such defaults shall have been cured before the giving of such notice (the term "default" or "defaults" for the purposes of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the principal of, or premium, if any, or interest, if any, on, any of the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or responsible officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series.

                  SECTION 6.12. Right of Court to Require Filing of Undertaking to Pay Costs. The parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders of any series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such series Outstanding, or, in the case of any suit relating to or arising under clause (d) or (g) of Section 6.1 (if the suit relates to Securities of more than one but fewer than all series), 10% in aggregate principal amount of Securities Outstanding affected thereby, or, in the case of any suit relating to or arising under clause (d), (g) (if the suit under clause
(d) or (g) relates to all the Securities then Outstanding), (e) or (f) of
Section 6.1, 10% in aggregate principal amount of all Securities Outstanding, or to any suit instituted by any Holder of Securities for the enforcement of the payment of the principal of, or premium, if any, or interest, if any, on, any Security on or after the due date expressed in such Security.

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



                                  ARTICLE VII.

                             CONCERNING THE TRUSTEE

                  SECTION 7.1. Duties and Responsibilities of the Trustee; During Default; Prior to Default. With respect to the Holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities of that series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that

                  (a) prior to the occurrence of an Event of Default with respect to the Securities of such series and after the curing or waiving of all such Events of Default with respect to such series which may have occurred:

                            (i) the duties and obligations of the Trustee shall
                  be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (ii) in the absence of bad faith on the part of the
                  Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                  (b) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer or responsible officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of Securities pursuant to Section 6.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                  None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

                  SECTION 7.2. Certain Rights of the Trustee. Subject to
Section 7.1:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or any assistant secretary of the Issuer;

                  (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

                  (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

                  (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Issuer upon demand; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

                  SECTION 7.3. Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof. The recitals contained herein and in the Securities, except the certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

                  SECTION 7.4. Trustee and Agents May Hold Securities; Collections, etc. The Trustee, any Paying Agent, Securities Registrar, Authenticating Agent or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent, and, subject to Sections 7.8 and 7.13, if operative, may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the

Trustee, Paying Agent, Securities Registrar, Authenticating
Agent or such agent.

                  SECTION 7.5. Moneys Held by Trustee. Subject to the provisions of Section 4.4, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. The Trustee shall have no liability for interest on money it receives and holds in trust except as specifically provided herein.

                  SECTION 7.6. Compensation and Indemnification of Trustee and Its Prior Claim. The Issuer covenants and agrees to pay the Trustee from time to time, and the Trustee shall be entitled to such compensation as the Issuer and the Trustee may from time to time agree in writing for all services rendered by the Trustee hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Trustee and each predecessor trustee for, and hold it harmless against, any loss, liability, damage, claims or expense, including taxes (other than taxes measured by the income of the Trustee or otherwise applicable to the Trustee for operations outside the scope of this Indenture) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and the performance of its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Issuer under this Section to compensate and indemnify the Trustee and each predecessor trustee and to pay or reimburse the Trustee and each predecessor trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities.

                  SECTION 7.7. Right of Trustee to Rely on Officers' Certificate, etc. Subject to Sections 7.1 and 7.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken,' suffered or omitted by it under the provisions of this Indenture upon the good faith thereof.

                  SECTION 7.8. Qualification of Trustee; Conflicting Interests. The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of Section 310(b) of the Trust Indenture Act during the period of time provided for therein. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded this Indenture with respect to Securities of any particular series of Securities other than that series. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of
Section 310(b) of the Trust Indenture Act.

                  SECTION 7.9. Persons Eligible for Appointment as Trustee. There shall at all times be a Trustee hereunder for each series of Securities, which shall be at all times either

                            (i) a corporation organized and doing business under
                  the laws of the United States of America or of any State or territory or the District of Columbia, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal, State, territory or District of Columbia authority, or

                           (ii) a corporation or other person organized and
                  doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $50,000,000.
If such corporation publishes reports of condition at least annually, pursuant to law or to requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.9, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee for the Securities of any series shall cease to be eligible in accordance with the provisions of this Section 7.9, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. Neither the Issuer nor any person directly or indirectly controlling, controlled by, or under common control with the Issuer shall serve as Trustee for the Securities of any series issued hereunder.

                  SECTION 7.10. Resignation and Removal; Appointment of Successor Trustee. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice of resignation to the Issuer and by mailing notice thereof by first-class mail to Holders of the Securities at their last addresses as they shall appear on the Security Register. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities for at least six months may, subject to the provisions of Section 6.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                  (b) In case at any time any of the following shall occur:

                    (i) the Trustee shall fail to comply with the provisions of
         Section 310(b) of the Trust Indenture Act after written request therefor by the Issuer or by any Securityholder who has been a bona fide Holder of a Security or Securities for at least six months unless the Trustee's duty to resign is stayed in accordance with the provisions of Section 310(b) of the Trust Indenture Act; or

                   (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.9 and shall fail to resign after written request therefor by the Issuer or by any Securityholder; or

                  (iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent; or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any case, the Issuer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.12, any Securityholder who has been a bona fide Holder of a Security or Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                   (iv) The Holders of a majority in aggregate principal amount of the Securities at the time Outstanding may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in
Section 8.1 of the action in that regard taken by the Securityholders.

                    (v) No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to any of the provisions of this
Section 7.10 shall become effective until acceptance of appointment by the successor trustee as provided in Section 7.11.

                  SECTION 7.11. Acceptance of Appointment by Successor Trustee. Any successor trustee appointed as provided in Section 7.10 shall execute, acknowledge and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee hereunder; but nevertheless, on the written request of the Issuer or of the successor trustee, upon payment of all amounts due to the Trustee under Section 7.6, the Trustee ceasing to act shall, subject to Section 4.4, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any Trustee ceasing to act, shall, nevertheless, retain a prior lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of
Section 7.6.

                  No successor trustee shall accept appointment as provided in this Section 7.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 7.8 and eligible under the provisions of Section 7.9.

                  Upon acceptance of appointment by any successor trustee as provided in this Section 7.11, the Issuer shall mail notice thereof by first-class mail to the Holders of Securities at their last addresses as they shall appear on the Security Register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section
7.10. If the Issuer fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Issuer.

                  SECTION 7.12. Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation in which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to substantially all of the corporate trust business of the Trustee, shall be the successor of the trustee hereunder, provided that such corporation shall be qualified under the provisions of
Section 7.8 and eligible under the provisions of Section 7.9, without the execution or filing of any paper or any further act (including the giving of any notice to Securityholders) on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided for the certificate of authentication of the Trustee.

                  SECTION 7.13. Preferential Collection of Claims Against the Issuer. (a) Subject to the provisions of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Issuer or any other obligor of the Securities within three months prior to a default, as defined in subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities (as defined in this Section):

                  (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months' period and valid as against the Issuer and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in subsection (a)(2) of this Section, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Issuer upon the date of such default; and

                  (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Issuer and its other creditors in such property or such proceeds.

                  Nothing herein contained, however, shall affect the right of the Trustee:

                  (A) to retain for its own account (i) payments made on account of any such claim by any person (other than Issuer) who is liable thereon, (ii) the proceeds of a bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Issuer in bankruptcy or receivership or in the proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable state law;

                  (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

                  (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee has no

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



         reasonable cause to believe that a default as defined by subsection (c) of this Section would occur within three months; or

                  (D) to receive payment on any claim referred to in paragraph
         (B) or (C), against the release of any property held as security for such claim as provided in such paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

                  For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

                  If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Holders of the Securities and the holders of other indenture securities in such manner that the Trustee, such Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Issuer in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Issuer of the funds and property in such special account and before crediting to the respective claims of the Trustee, Holders of the Securities and the holders of other indenture securities dividends on claims filed against the Issuer in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee, the Holders of Securities and the holders of other indenture securities, in accordance with the

                                      -59-


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provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Holders of Securities and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distribution as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

                  Any Trustee who has resigned or been removed after the beginning of such three months' period shall be subject to the provisions of this subsection (a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months' period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

                   (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such three months' period; and

                  (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

         (b) There shall be excluded from the operation of this Section a creditor relationship arising from

                  (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                  (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the Holders of the applicable series of Securities at the time and in the manner provided in this Indenture;

                  (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;


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



                  (4) an indebtedness created as a result of services rendered or premises rented or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c)(3) of this Section;

                  (5) the ownership of stock or of some other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Issuer; or

                  (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection (c)(4) of this Section.

                  (c) As used in this Section:

                  (1) the term "default" shall mean any failure to make payment in full of the principal of or interest upon any of the Securities of the applicable series or upon the other indenture securities when and as such principal or interest becomes due and payable;

                  (2) the term "other indenture securities" shall mean securities upon which the Issuer is an obligor (as defined in the Trust Indenture Act) outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of subsection (a) of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in said special account;

                  (3) the term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

                  (4) the term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Issuer for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon the goods, wares or merchandise or the receivables or proceeds arising from the sale of goods, wares or merchandise previously constituting the security, provided that the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Issuer arising from the making,

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



         drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation; and

                  (5) the term "Issuer" shall mean any obligor upon the Securities.

                  SECTION 7.14. Authenticating Agent. So long as any Securities remain Outstanding, if the Corporate Trust Office of the Trustee is not located in the Borough of Manhattan, The City of New York, or otherwise upon an Issuer Request, there shall be an authenticating agent (the "Authenticating Agent") appointed, for such period as the Issuer shall elect, by the Trustee to act as its agent on its behalf and subject to its direction in connection with the authentication and delivery of Securities. Securities authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by such Trustee. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a Certificate of Authentication executed on behalf of such Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State or of the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $20,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority. If the Corporate Trust Office of the Trustee is not located in the Borough of Manhattan, The City of New York, the Authenticating Agent shall have its principal office and place of business in the Borough of Manhattan, The City of New York.

                  Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

                  Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 7.14,

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



the Trustee shall upon Issuer Request appoint a successor Authenticating Agent, and the Issuer shall provide notice of such appointment to all Holders of Securities in the manner and to the extent provided in Section 13.4. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. The Issuer agrees to pay or to cause to be paid to the Authenticating Agent from time to time reasonable compensation for its services. The Authenticating Agent shall have no responsibility or liability for any action taken by it as such in good faith at the direction of the Trustee.

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



                                  ARTICLE VIII.

                      CONCERNING THE HOLDERS OF SECURITIES

                  SECTION 8.1. Action by Holders. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Securities of any series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced
(a) by any instrument or any number of instruments of similar tenor executed by Holders in person or by agent or proxy appointed in writing, or (b) by the record of Holders voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of Article IX, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders. The Issuer may (but shall not be required to) set a record date for purposes of determining the identity of Securityholders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, which record date shall be the later of 10 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 5.1 of this Indenture prior to such solicitation. If a record date is fixed, those persons who were Securityholders at such record date (or their duty designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date.

                  SECTION 8.2. Proof of Execution of Instruments by Holders of Securities. Subject to Sections 7.1, 7.2 and 9.5, the execution of any instrument by a Holder of a Security or his agent or proxy may be proved in any reasonable manner that the Trustee deems sufficient, including, without limitation, in the following manner:

                  The fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public or other officer authorized to take acknowledgments of deeds, that the person executing such instrument acknowledged to him the execution thereof, or by an affidavit or written statement of a witness to such execution. Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, as the case may be, or by any other person acting in a representative capacity, such certificate, affidavit or written statement shall also constitute sufficient proof of his authority.

                  The ownership of Securities shall be proved by the Securities Register or by a certificate of the Securities Registrar.

                  The record of any Holders' meeting shall be proved in the manner provided in Section 9.6.

                  SECTION 8.3. Holders to be Treated as Owners. The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Security Register as the absolute owner of such Security (notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of principal of, and premium, if any, and (subject to Section 3.8) interest, if any, on, such Security, and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary. All such payments so made to any Holder for the time being, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon such Security.

                  None of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interest of a Global Security, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest. Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Issuer or the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by any Depository (or its nominee), as a Holder, with respect to such Global Security or impair, as between such Depository and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the right of such Depository (or its nominee) as holder of such Global Security.

                  SECTION 8.4. Securities Owned by Issuer Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities with respect to which such determination is being made or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 7.1 and 7.2, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

                  SECTION 8.5. Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security, the number, letter or other distinguishing symbol of which is shown by the evidence to be included in the Securities the Holders of which have consented to such action, may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security or such other Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all the Securities affected by such action.


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



                                   ARTICLE IX.

                                HOLDERS' MEETINGS

                  SECTION 9.1. Purposes of Meetings. A meeting of Holders of Securities of any or all series may be called at any time and from time to time pursuant to the provisions of this Article for any of the following purposes:

                  (1) to give any notice to the Issuer or to the Trustee for the Securities of such series, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article VI;

                  (2) to remove the Trustee and nominate a successor Trustee pursuant to the provisions of Article VII;

                  (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.2; or

                  (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities of any one or more or all series, as the case may be, under any other provision of this Indenture or under applicable law.

                  SECTION 9.2. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Holders of Securities to take any action specified in
Section 9.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or such other Place of Payment, as the Trustee shall determine. Notice of every meeting of the Holders of Securities, setting forth the time and the place of such meeting, and in general terms the action proposed to be taken at such meeting, shall be given to Holders of Securities of the particular series in the manner and to the extent provided in Section 13.4. Such notice shall be given not less than 20 nor more than 90 days prior to the date fixed for the meeting.

                  SECTION 9.3. Call of Meetings by Issuer or Holders. In case at any time the Issuer, pursuant to a resolution of its Board of Directors, or the Holders of at least 10% in aggregate principal amount of the Outstanding Securities of any or all series, as the case may be, shall have requested the Trustee to call a meeting of Holders of Securities of any or all series, as the case may be, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee for such series shall not have given the notice of such meeting within 20 days after receipt of such request, then the Issuer or such Holders may determine the time and the place in the Borough of Manhattan or other Place of Payment for such meeting and may call such meeting to take any action authorized in Section 9.1, by giving notice thereof as provided in Section 9.2.

                  SECTION 9.4. Qualifications for Voting. To be entitled to vote at any meeting of Holders a person shall be (a) a Holder of one or more outstanding Securities with respect to which such meeting is being held or (b) a person appointed by an instrument in writing as proxy by such Holder. The only persons who shall be entitled to be present or to speak at any meeting of Holders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Issuer and its counsel.

                  SECTION 9.5. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of the Securities in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

                  The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer or by Holders of Securities as provided in Section 9.3, in which case the Issuer or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting, shall be elected by majority vote of the meeting.

                  Subject to Section 8.4, at any meeting each Holder of Securities with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each $1,000 principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition of "Outstanding") of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any such Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing aforesaid duly designating him as the person to vote on behalf of other Holders. At any meeting of Holders, the presence of persons holding or representing Securities with respect to which such meeting is being held in an aggregate principal amount sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum, but, if less than a quorum is present, the persons holding or representing a majority in aggregate principal amount of such Securities represented at the

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



meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present. Any meeting of Holders of Securities with respect to which a meeting was duly called pursuant to the provisions of Section 9.2 or Section 9.3 may be adjourned from time to time by persons holding or representing a majority in aggregate principal amount of such Securities represented at the meeting, present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

                  SECTION 9.6. Voting. The vote upon any resolution submitted to any meeting of Holders of Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 9.2. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Issuer and the other to the Trustee to be preserved by the Trustee.

                  Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                  SECTION 9.7. No Delay of Rights by Reason of Meeting. Nothing in this Article contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Securities of any series.

                                   ARTICLE X.

                             SUPPLEMENTAL INDENTURES

                  SECTION 10.1. Supplemental Indentures Without Consent of Securityholders. The Issuer, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof) for one or more of the following purposes:

                  (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities any property or assets;

                  (b) to evidence the succession of another corporation to the Issuer, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer under this Indenture and the Securities;

                  (c) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as its Board of Directors shall consider to be for the protection of the Holders of any series of Securities, and to make the occurrence and continuance of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default;

                  (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Board of Directors may deem necessary or desirable and which shall not materially adversely affect the interests of the Holders of any Securities;

                  (e) to establish the form or terms of Securities of any series as permitted by Section 3.1;

                  (f) to provide for the issuance under this Indenture of Securities in coupon form (including Securities registrable as to principal only), to provide for interchangeability thereof with Securities in registered form of the same series and to make all appropriate changes for such purpose, or to permit or facilitate the issuance of Securities of any series in uncertificated form;

                  (g) to provide for the issuance under this Indenture of Securities denominated or payable in currency other than Dollars and to make all appropriate changes for such purpose;

                  (h) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities, pursuant to Section 7.11, or to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee;

                  (i) to modify any restrictions on and procedures for resales of Securities of any series that is not registered pursuant to the Securities Act to reflect any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally and to modify any legends placed on such securities to reflect such restrictions and procedures;

                  (j) to add to or change or eliminate any provision of this Indenture as shall be necessary or desirable to conform to provisions of the Trust Indenture Act as at the time in effect, provided that such action shall not materially adversely affect the interests of the Holders of the Securities of any series; and

                  (k) otherwise to change or eliminate any of the provisions of this Indenture; provided, however, that any such change or elimination may only be effected when no Outstanding Security of any series created prior to the execution of such supplemental indenture is entitled to the benefit of such provision.

                  The Trustee is hereby authorized to join with the Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of
Section 10.2.

                  SECTION 10.2. Supplemental Indentures With Consent of Securityholders. With the consent (evidenced as provided in Article VIII) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series affected by such supplemental indenture (voting as one class), the Issuer, when authorized by a resolution of its Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series; provided that no such supplemental indenture shall (a) change the Stated Maturity of any Security of such series, or reduce the principal amount thereof or the amount of any premium thereon, or reduce the rate, extend the time of payment or change the method of calculation of interest thereon, or reduce any amount payable on redemption thereof or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration with respect thereto pursuant to
Section 6.1 or the amount thereof provable in bankruptcy pursuant to Section 6.2, or impair or adversely affect the right of any Securityholder to institute suit for the payment thereof or, if the Securities provide therefor, any right of repayment at the option of the Securityholder, without the consent of the Holder of each Security of such series so affected, or (b) reduce the aforesaid percentage of the principal amount of Securities of such series, the consent of the Holders of which is required for any such supplemental indenture or any waiver of any obligations of the Issuer under this Indenture, without the consent of the Holders of each Security of such series so affected; provided, further, that, in the case of the Securities of a series issued to an IDACORP Trust, so long as any of the corresponding series of Preferred Securities issued by such IDACORP Trust remains outstanding, (i) no such amendment shall be made that adversely affects the holders of such Preferred Securities in any material respect, and no discharge of this Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of not less than a majority of the aggregate Liquidation Amount (as defined in the related Trust Agreement) of such Preferred Securities then outstanding unless and until the principal and premium, if any, of the Securities of such series and all accrued and unpaid interest thereon have been paid in full and (ii) no amendment shall be made to Section 6.7 of this Indenture that would impair the rights of the holders of Preferred Securities provided therein without the prior consent of the holders of each Preferred Security then outstanding unless and until the principal (and premium, if any) of the Securities of such series and all accrued and unpaid interest thereon have been paid in full.

                  Upon the request of the Issuer, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid and other documents, if any, required by Section 8.1, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                  It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities or Preferred Securities, or which modifies the rights of the Holders of Securities of such series or holders of Preferred Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities or holders of Preferred Securities of any other series.

                  SECTION 10.3. Notice of Supplemental Indenture. Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of Section 10.2, the Issuer shall mail a notice thereof by first-class mail to the Holders of Securities of each series affected thereby at their addresses as they shall appear on the Security Register, setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  SECTION 10.4. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions of this Article, this Indenture shall be and be deemed to be modified and amended in accordance therewith, but only with regard to the Securities of each series affected by such supplemental indenture, and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of any Securities of such series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes with regard to the Securities of such series.

                  SECTION 10.5. Documents To Be Given to Trustee. The Trustee, subject to the provisions of Sections 7.1 and 7.2, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article complies with the applicable provisions of this Indenture.

                  SECTION 10.6. Notation on Securities in Respect of Supplemental Indentures. Securities of any series affected by any supplemental indenture which are authenticated and delivered after the execution of such supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Issuer and the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Securities of any series so modified as to conform, in the opinion of the Issuer, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding.

                                   ARTICLE XI.

                          CONSOLIDATION, MERGER OR SALE

                  SECTION 11.1. Issuer May Consolidate, Merge or Sell on Certain Terms. The Issuer will not consolidate with, or merge into, or sell all or substantially all of its assets to, any person, except that the Issuer may permit any person to be merged into the Issuer or may, subject to Section 11.2, consolidate with or merge into, or sell all or substantially all of its assets to, any solvent person organized in the United States of America (substantially all of the assets of which are located within the United States of America); provided that, immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing under this Indenture.

                  SECTION 11.2. Conditions to Consolidation or Merger, etc. The Issuer covenants and agrees that it will not consolidate with or merge into any other corporation, or sell all or substantially all of its assets, unless, and the Issuer covenants and agrees that any such consolidation, merger or sale shall be upon the condition that, the due and punctual payment of the principal of, and premium, if any, and interest, if any, on, all the Securities of each series according to their tenor, and the due and punctual performance and observance of all the terms, covenants and conditions of this Indenture to be performed or observed by the Issuer, shall, by a supplemental indenture hereto pursuant to Section 10.1(b), be expressly assumed by the successor corporation, if other than the Issuer, formed by or surviving any such consolidation or merger or to which such sale, transfer or lease shall have been made, as fully and effectually as if such successor corporation had been an original party to this Indenture.

                  Every such successor corporation, if other than the Issuer, upon executing such supplemental indenture, in form satisfactory to the Trustee, shall succeed to and be substituted for the Issuer with the same effect as if it had been an original party hereto, and shall possess and from time to time may exercise each and every power of the Issuer under this Indenture, and, in the case of any such sale or transfer, the person named as the "Issuer" in the first paragraph of this Indenture or any successor corporation which shall theretofore have become such in the manner prescribed in this Article shall be released from its liability hereunder and as obligor on all the Securities. Such successor corporation thereupon may execute and deliver Securities under this Indenture, either in the name of the Issuer (unless the Issuer shall have been released from its liability hereunder and as obligor on the Securities as provided in the next preceding sentence) or of such successor corporation, and any act or proceeding required by this Indenture to be done or performed by any board or officer of the Issuer may be done or performed with like force and effect by the comparable board or officer of such successor corporation. Such change in phraseology and form (but not in substance) may be made in the Securities as may be appropriate in view of such consolidation, merger, sale, transfer or lease. All the Securities when issued by such successor corporation shall in all respects have the same legal priority as the Securities theretofore or thereafter authenticated, issued and delivered in accordance with the terms of this Indenture.

                  SECTION 11.3. Documents and Opinion To Be Furnished to the Trustee. The Issuer covenants and agrees that if it shall consolidate with or merge into any other corporation, or if it shall sell all or substantially all of its assets, the Issuer will promptly furnish to the Trustee:

                  (1) An Officers' Certificate stating that the conditions and covenants of the Issuer contained in Section 11.2 have been complied with;

                  (2) An executed counterpart of any instrument or instruments executed by the Issuer in the performance of such conditions and covenants; and

                  (3) An Opinion of Counsel stating that in the opinion of such counsel such conditions and covenants have been complied with and that any instrument or instruments executed by the Issuer in the performance of such conditions and covenants comply with the requirements of such conditions and covenants.

                  The Trustee shall receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger or sale, any such assumption and any such supplemental indenture comply with this Article.

                                  ARTICLE XII.

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                UNCLAIMED MONEYS

                  SECTION 12.1. Satisfaction and Discharge of Securities of Any Series. Except as otherwise provided for the Securities of any series established pursuant to Section 3.1(16), the Issuer shall be deemed to have satisfied and discharged this Indenture with respect to the entire indebtedness on all the Outstanding Securities of any particular series, and the Trustee, at the expense of the Issuer and upon Issuer Request, shall execute proper instruments acknowledging such satisfaction and discharge, when

                  (1)      either

                           (A) all Outstanding Securities of such series
                  theretofore authenticated and delivered (other than (i) any Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in
                  Section 3.7 and (ii) Outstanding Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 12.5) have been delivered to the Trustee for cancellation; or

                           (B) with respect to all Outstanding Securities of
                  such series described in sub-clause (A) above (other than the Securities referred to in the parenthetical phrase thereof) not theretofore delivered to the Trustee for cancellation:

                                     (i) the Issuer has irrevocably deposited or
                           caused to be irrevocably deposited with the Trustee as trust funds in trust an amount (except as otherwise specified pursuant to Section 3.1 for the Securities of such series) sufficient to pay and discharge the entire indebtedness on all such Outstanding Securities of such series for principal (and premium, if any) and interest to the Stated Maturity or any Redemption Date as contemplated by
                           Section 12.3, as the case may be; or

                                    (ii) the Issuer has irrevocably deposited or
                           caused to be irrevocably deposited with the Trustee as obligations in trust such amount of Government Obligations as will, in a written opinion of independent public accountants delivered to the Trustee, together with the predetermined and certain income to accrue thereon (without consideration of any reinvestment thereof), be sufficient to pay and discharge when due the entire indebtedness on all such Outstanding Securities of such series for unpaid principal (and premium, if any) and interest to the Stated Maturity or any Redemption Date as contemplated by Section 12.3, as the case may be;

                  (2) the Issuer has paid or caused to be paid all other sums payable with respect to the Outstanding Securities of such series including all fees due to the Trustee under Section 7.6;

                  (3) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the due satisfaction and discharge of this Indenture with respect to the entire indebtedness on all Outstanding Securities of any such series have been complied with; and

                  (4) if the Securities of such series are not to become due and payable at their Stated Maturity within one year of the date of such deposit or are not to be called for redemption within one year of the date of such deposit under arrangements satisfactory to the Trustee as of the date of such deposit, then the Issuer shall have given, not later than the date of such deposit, notice of such deposit to the Holders of the Securities of such series.

                  Upon the satisfaction of the conditions set forth in this
Section 12.1 with respect to all the Outstanding Securities of any series, the terms and conditions with respect thereto set forth in this Indenture shall no longer be binding upon, or applicable to, the Issuer; provided, however, that the Issuer shall not be discharged from (a) any obligations under Sections 7.6 and 7.10 and (b) any obligations under Section 3.6 or 3.7 and Section 5.1; and provided, further, that in the event a petition for relief under the federal Bankruptcy Code or a successor statute is filed with respect to the Issuer within 91 days after the deposit, this Indenture with respect to the entire indebtedness on all Securities of such series shall not be discharged, and in such event the Trustee shall return such deposited funds or obligations as it is then holding to the Issuer upon Issuer Request.

                  SECTION 12.2. Satisfaction and Discharge of Indenture. Upon compliance by the Issuer with the provisions of Section 12.1 as to the satisfaction and discharge of this Indenture with respect to each series of Securities issued hereunder and if the Issuer has paid or caused to be paid all other sums payable under this Indenture, this Indenture shall cease to be of any further effect (except as otherwise provided herein). Upon Issuer Request and receipt of an Opinion of Counsel and an Officers' Certificate (and at the expense of the Issuer), the Trustee shall execute proper instruments acknowledging satisfaction and discharge of this Indenture.

                  Notwithstanding the satisfaction and discharge of this Indenture, any obligations of the Issuer under Sections 3.6, 3.7, 5.1, 7.6 and
7.10 and the obligations of the Trustee under Section 12.3 shall survive.

                  SECTION 12.3. Application of Trust Money. All money and obligations deposited with the Trustee pursuant to Section 12.1 shall be held irrevocably in trust and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Issuer and the Trustee. Such money and obligations shall be applied by the Trustee, in accordance with the provisions of the Securities, this Indenture and such escrow trust agreement, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the persons entitled thereto, of the principal of (and premium, if any) and interest, if any, on the Securities for the payment of which such money and obligations have been deposited with the Trustee. If Securities of any series are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory or optional sinking fund requirement, the Issuer shall give the required notice of redemption or shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer.

                  SECTION 12.4. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series, all moneys with respect to such series then held by any Paying Agent (and not required for such satisfaction and discharge) shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                  SECTION 12.5. Return of Unclaimed Moneys Held by Trustee and Paying Agent. Any moneys deposited with or paid to the Trustee or any Paying Agent for the payment of the principal of, or premium, if any, or interest, if any, on, Securities of any series and which shall not be applied but shall remain unclaimed by the Holders of Securities of such series for two years after the date upon which such payment shall have become due and payable, shall be repaid to the Issuer by the Trustee on demand; and the Holder of any of such Securities entitled to receive such payment shall thereafter look only to the Issuer for the payment thereof; provided, however, that the Issuer or the Trustee, before making any such repayment, shall at the expense of the Issuer cause to be published once a week for two successive weeks (in each case on any day of the week) in an Authorized Newspaper, or mail to each Holder, or both, a notice that said moneys have not been so applied and that after a date named therein any unclaimed balance of said moneys then remaining will be returned to the Issuer.

                  If the Trustee or Paying Agent is unable to apply any money in accordance with Section 12.3 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 12.1 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 12.3; provided, however, that if the Company makes any payment of interest on or principal of any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                  ARTICLE XIII.

                            MISCELLANEOUS PROVISIONS

                  SECTION 13.1. Incorporators, Stockholders, Officers and Directors of Issuer Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of such Securities.

                  SECTION 13.2. Benefits of Indenture. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any person, other than the parties hereto and their successors and the Holders of the Securities, the holders of Senior Indebtedness to the extent provided in Article XVI and the holders of the Preferred Securities to the extent provided in Sections 6.1, 6.7, 6.10 and 10.2, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and the Holders of the Securities.

                  SECTION 13.3. Successors and Assigns of Issuer Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

                  SECTION 13.4. Notices to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by first class mail, postage prepaid, to such Holders as their names and addresses appear on the Securities Register within the time prescribed. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance on such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder, shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. In case by reason of the suspension of publication of any Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders otherwise required or permitted under this Indenture, then such notification as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder.

                  SECTION 13.5. Addresses for Notices. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities of any series on the Issuer may be given or served by registered mail addressed (until another address is filed by the Issuer with the Trustee) as follows: IDACORP, Inc., ________________, Attention: ____________ (with a concurrent copy to the General Counsel). Any notice, direction, request or demand by the Issuer or any Holders of Securities of any series to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if received at the Corporate Trust Office of such Trustee.

                  SECTION 13.6. Officers' Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent (including any covenants compliance with which constitutes a condition precedent) provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent (including any covenants compliance with which constitutes a condition precedent) have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

                  Each certificate or opinion provided for in this Indenture (other than annual certificates provided pursuant to Section 4.6) and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                  Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

                  Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

                  Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

                  SECTION 13.7. Separability Clause. In case any provision of this Indenture or of the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 13.8. Legal Holidays. In any case where the date of maturity of interest on or principal of (or premium, if any, on) the Securities or the date fixed for redemption or repayment of any Security shall not be a Business Day at any Place of Payment with respect to Securities of that series, then (notwithstanding any other provisions of this Indenture or of the Security) payment of such interest on or principal of (or premium, if any, on) the Securities of such series need not be made on such date in such Place of Payment but may be made on the next succeeding Business Day in such Place of Payment with the same force and effect as if made on the date of maturity or the date fixed for redemption or repayment, as the case may be, and no interest shall accrue for the period from and after such date by reason of such delayed payment.

                  SECTION 13.9. Conflict of Any Provision of Indenture with Trust Indenture Act. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the former provision shall control.

                  SECTION 13.10. Governing Law. This Indenture and each Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes this Indenture shall be construed in accordance with the laws of said State applicable to contracts made and to be wholly performed within said State.

                  SECTION 13.11. Counterparts. This Indenture may be executed in any number of counterparts, and on separate counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                  SECTION 13.12. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the interpretation hereof.

                                  ARTICLE XIV.

                            REDEMPTION OF SECURITIES

                  SECTION 14.1. Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their stated Maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section
3.1 for Securities of such series. For purposes of Section 14.2, the redemption of all Securities having the same terms within a series shall not be deemed to be the redemption of fewer than all of the Securities of any series.

                  SECTION 14.2. Notice of Redemption; Selection of Securities. In case the Issuer shall desire to exercise the right to redeem all or, as the case may be, any part of the Securities of any series in accordance with their terms, it shall fix a Redemption Date and shall provide notice of such redemption at least 30 days prior to such Redemption Date to the Trustee and to the Holders of Securities of such series so to be redeemed as a whole or in part in the manner provided in Section 13.4. The notice provided in the manner herein specified shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

                  Each such notice of redemption shall specify the Redemption Date, the Redemption Price, the CUSIP or other comparable number, the Place or Places of Payment, that the Securities of such series are being redeemed at the option of the Issuer pursuant to provisions contained in the terms of the Securities of such series or in a supplemental indenture establishing such series, if such be the case, together with a brief statement of the facts permitting such redemption, that payment will be made upon presentation and surrender of the applicable Securities at the Place or Places of Payment, that the Redemption Price and any interest accrued to the Redemption Date will be paid as specified in said notice, and that on and after said Redemption Date any interest thereon or on the portions thereof to be redeemed will cease to accrue, and any information that is required to be included therein by the Depository. If fewer than all the Securities of any series are to be redeemed the notice of redemption shall specify the numbers of the Securities of such series to be redeemed. In case any Security of any series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the Redemption Date, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued, or, in the case of Securities providing appropriate space for such notation, at the option of the Holders the Trustee, in lieu of delivering a new Security or Securities as aforesaid, may make a notation on such Security of the payment of the redeemed portion thereof.

                  On or before the Redemption Date with respect to the Securities of any series stated in the notice of redemption given as provided in this Section 14.2, the Issuer will deposit with the Trustee or with one or more Paying Agents an amount of money (except as otherwise specified as contemplated by Section 3.1 for the Securities of such series) sufficient to redeem on such Redemption Date all the Securities or portions thereof so called for redemption at the applicable Redemption Price, together with accrued interest to such Redemption Date. If the Issuer is acting as its own Paying Agent, it will segregate such amount and hold it in trust as provided in Section 4.4.

                  If fewer than all the Securities of a series are to be redeemed (including the redemption of fewer than all Securities having the same terms within a series), the Issuer will give the Trustee written notice not less than 60 days prior to the Redemption Date as to the aggregate principal amount of Securities to be redeemed and the Trustee shall select, in such manner as in its sole discretion it shall deem fair and appropriate, the Securities of such series or portions thereof (in multiples of $1,000) to be redeemed.

                  The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  SECTION 14.3. Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities of the series specified in such notice shall become due and payable on the Redemption Date, and at the place or places stated in such notice at the applicable Redemption Price, together with any interest accrued to such Redemption Date, and on and after said Redemption Date (unless the Issuer shall default in the payment of such Securities at the applicable Redemption Price, together with any interest accrued to said Redemption Date) any interest on the Securities or portion of Securities of any series so called for redemption shall cease to accrue. On presentation and surrender of such Securities at a Place of Payment in such notice specified, such Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable Redemption Price, together with any interest accrued thereon to the applicable Redemption Date, except that if such Redemption Date is an Interest Payment Date, interest shall be paid as provided in Section 3.8.

                  Upon presentation of any Security redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and make available for delivery to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

                  SECTION 14.4. Right of Redemption of Securities Initialy Issued to an IDACORP Trust. In the case of the Securities of a series initially issued to an IDACORP Trust, if specified as contemplated by Section 3.1, the Issuer, at its option, may redeem such Securities (i) on or after the date ten years after the Original Issue Date of such Securities, in whole at any time or in part from time to time, or (ii) upon the occurrence and during the continuation of a Tax Event or Investment Company Event, prior to the date ten years after the Original Issue Date of such Securities and within 90 days following the occurrence of such Tax Event or Investment Company Event in respect of such IDACORP Trust, in whole (but not in part), in each case at a Redemption Price specified as contemplated by Section 3.1.

                                   ARTICLE XV.

                                  SINKING FUNDS

                  SECTION 15.1. Applicability of Article. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment".

                  SECTION 15.2. Satisfaction of Mandatory Sinking Fund Payment with Securities. In lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Issuer may at its option, at any time but not less than 45 days prior to the date on which such sinking fund payment is due, deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired by the Issuer, except Securities of such series which have been redeemed through the application of mandatory sinking fund payments pursuant to the terms of the Securities of such series, accompanied by an Issuer Order instructing the Trustee to credit such obligations and stating that the Securities of such series were originally issued by the Issuer by way of bona fide sale or other negotiation for value; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the mandatory sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

                  SECTION 15.3. Redemption of Securities for Sinking Fund. Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Issuer will deliver to the Trustee a certificate signed by a Vice President, the Treasurer or any Assistant Treasurer of the Issuer specifying the amount of the next ensuing sinking fund payment for such series pursuant to the terms of such series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of such series pursuant to
Section 15.2 and whether the Issuer intends to exercise its rights to make a permitted optional sinking fund payment with respect to such series. Such certificate shall be irrevocable and upon its delivery the Issuer shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Issuer to deliver such certificate (or to deliver the Securities, if any, specified in such certificate within the time period specified in Section 15.2), unless otherwise agreed by the Trustee, the sinking fund payment due on the next succeeding sinking fund payment date for such series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of the Securities of such series subject to a mandatory sinking fund payment without the right to deliver or credit Securities as provided in
Section 15.2 and without the right to make any optional sinking fund payment, if any, with respect to such series.

                  Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made with respect to the Securities of any particular series shall be applied by the Trustee (or by the Issuer if the Issuer is acting as its own Paying Agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date following the date of such payment) to the redemption of Securities of such series at the Redemption Price specified in such Securities with respect to the sinking fund together with accrued interest, if any, to the applicable Redemption Date. Any sinking fund moneys not so applied or allocated by the Trustee (or by the Issuer if the Issuer is acting as its own Paying Agent) to the redemption of Securities shall be added to the next sinking fund payment received by the Trustee (or if the Issuer is acting as its own Paying Agent, segregated and held in trust as provided in Section 4.4) for such series and, together with such payment (or such amount so segregated) shall be applied in accordance with the provisions of this Section 15.3. Any and all sinking fund moneys with respect to the Securities of any particular series held by the Trustee (or if the Issuer is acting as its own Paying Agent, segregated and held in trust as provided in Section 4.4) on the last sinking fund payment date with respect to Securities of such series and not held for the payment or redemption of particular Securities of such series shall be applied by the Trustee (or by the Issuer if the Issuer is acting as its own Paying Agent), together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity.

                  The Trustee shall select or cause to be selected the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 14.2 and the Issuer shall cause notice of the redemption thereof to be given in the manner provided in Section 14.2 except that the notice of redemption shall also state that the Securities are being redeemed by operation of the sinking fund and whether the sinking fund payment is mandatory or optional, or both, as the case may be. Such notice having been duly given, the redemption of the

Securities shall be made upon the terms and in the manner stated in
Section 14.3.

                  On or before each sinking fund payment date, the Issuer shall pay to the Trustee (or, if the Issuer is acting as its own Paying Agent, will segregate and hold in trust as provided in Section 4.4) in cash a sum equal to the principal and any interest accrued to the Redemption Date for Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section.

                  Neither the Trustee nor the Issuer shall redeem any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund for such series during the continuance of a default in payment of interest, if any, on any Securities of such series or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to the Securities of such series, except that if the notice of redemption shall have been provided in accordance with the provisions hereof, the Trustee (or the Issuer if the Issuer is acting as its own Paying Agent) shall redeem such Securities if cash sufficient for that purpose shall be deposited with the Trustee (or segregated by the Issuer) for that purpose in accordance with the terms of this Article. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of the Securities of such series; provided, however, that in case such Event of Default or default shall have been cured or waived as provided herein, such moneys shall thereafter be applied on the next sinking fund payment date for the Securities of such series on which such moneys may be applied pursuant to the provisions of this Section.

                                  ARTICLE XVI.

                           SUBORDINATION OF SECURITIES

                  SECTION 16.1. Securities Subordinate to Senior Indebtedness. The Issuer covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the payment of the principal of and premium, if any, and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

                  SECTION 16.2. No Payment When Senior Indebtedness in Default; Payment Over of Proceeds Upon Dissolution, Etc. In the event that the Issuer shall default in the payment of any principal of (or premium, if any) or interest on any Senior Indebtedness when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, upon written notice of such default to the Issuer by the holders of Senior Indebtedness or any trustee therefor, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of (or premium, if any) or interest on any of the Securities, or in respect of any redemption, repayment, retirement, purchase or other acquisition of any of the Securities.

                  In the event of (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceedings relating to the Issuer, its creditors or its property, (b) any proceeding for the liquidation, dissolution or other winding up of the Issuer, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, (c) any assignment by the Issuer for the benefit of creditors or
(d) any other marshalling of the assets of the Issuer (each such event, if any, herein sometimes referred to as a "Proceeding"), all Senior Indebtedness (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any Holder of any of the Securities on account thereof. Any payment or distribution, whether in cash, securities or other property (other than securities of the Issuer or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Securities of any series shall be paid or delivered directly to the holders of Senior Indebtedness in accordance with the priorities then existing among such holders until all Senior Indebtedness (including any interest thereon accruing after the commencement of any Proceeding) shall have been paid in full.

                  In the event of any Proceeding, after payment in full of all sums owing with respect to Senior Indebtedness, the Holders of the Securities, together with the holders of any obligations of the Issuer ranking on a parity with the Securities, shall be entitled to be paid from the remaining assets of the Issuer the amounts at the time due and owing on account of unpaid principal of and premium, if any, and interest on the Securities and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Issuer ranking junior to the Securities and such other obligations. In the event that, notwithstanding the foregoing, any payment or distribution of any character or any security, whether in cash, securities or other property (other than securities of the Issuer or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), shall be received by the Trustee or any Holder in contravention of any of the terms hereof and before all Senior Indebtedness shall have been paid in full, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Indebtedness at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all such Senior Indebtedness in full. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Indebtedness is hereby irrevocably authorized to endorse or assign the same.

                  The Trustee and Holders will take such action (including, without limitation, the delivery of this Indenture to an agent for the holders of Senior Indebtedness or consent to the filing of a financing statement with respect hereto) as may, in the opinion of counsel designated by the holders of a majority in principal amount of the Senior Indebtedness at the time outstanding, be necessary or appropriate to assure the effectiveness of the subordination effected by these provisions.

                  The provisions of this Section 16.2 shall not impair any rights, interests, remedies or powers of any secured creditor of the Issuer in respect of any security interest the creation of which is not prohibited by the provisions of this Indenture.

                  The securing of any obligations of the Issuer, otherwise ranking on a parity with the Securities or ranking Junior to the Securities, shall not be deemed to prevent such obligations from constituting, respectively, obligations ranking on a parity with the Securities or ranking junior to the Securities.

                  SECTION 16.3. Payment Permitted If No Default. Nothing contained in this Article or elsewhere in this Indenture, or in any of the Securities, shall prevent (a) the Issuer at any time, except during the conditions described in the first paragraph of Section 16.2 or the pendency of any Proceeding referred to in Section 16.2, from making payments at any time of principal of and premium, if any, or interest on the Securities, or (b) the application by the Trustee of any moneys deposited with it hereunder to the payment of or on account of the principal of and premium, if any, or interest on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

                  SECTION 16.4. Subrogation to Rights of Holders of Senior Indebtedness. Subject to the payment in full of all amounts due or to become due on all Senior Indebtedness, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Issuer which by its express terms is subordinated to Senior Indebtedness of the Issuer to substantially the same extent as the Securities are subordinated to the Senior Indebtedness and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Indebtedness) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of and premium, if any, and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Issuer, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Issuer to or on account of the Senior Indebtedness.

                  SECTION 16.5. Provisions Solely to Define Relative Rights. The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as between the Issuer and the Holders of the Securities, the obligations of the Issuer, which are absolute and unconditional, to pay to the Holders of the Securities the principal of and premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Issuer of the Holders of the Securities and creditors of the Issuer other than their rights in relation to the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture including, without limitation, filing and voting claims in any Proceeding, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

                  SECTION 16.6. Trustee to Effectuate Subordination. Each Holder of a Security by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

                  SECTION 16.7. No Waiver of Subordination Provisions. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Issuer with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

                  Without in any way limiting the generality of the immediately preceding paragraph, the holders of Senior Indebtedness may, at any time and from to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following:

(i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Issuer and any other Person.

                  SECTION 16.8. Notice to Trustee. The Issuer shall give prompt written notice to the Trustee of any fact known to the Issuer which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Issuer or a holder of Senior Indebtedness or from any trustee, agent or representative therefor.

                  Subject to the provisions of Section 7.1, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or attorney-in-fact therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee or attorney-in-fact therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                  SECTION 16.9. Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Issuer referred to in this Article, the Trustee, subject to the provisions of Section 7.1, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

                  SECTION 16.10. Trustee Not Fiduciary for Holders of Senior Indebtedness. The Trustee, in its capacity as trustee under this Indenture, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Issuer or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

                  SECTION 16.11. Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

                  SECTION 16.12. Article Applicable to Paying Agents. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Issuer and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective seals to be hereunto affixed and attested.


                                                     IDACORP, INC.



                                                     By
                                                        ----------------------
                                                        Name:
                                                        Title:


                                                                  [Seal]


                                                     Attest:


                                                     -------------------------
                                                     Name:
                                                     Title:


                                                     BANKERS TRUST COMPANY



                                                     By
                                                        ----------------------
                                                        Name:
                                                        Title:


                                                                  [Seal]


                                                     Attest:


                                                     -------------------------
                                                     Name:
                                                     Title:

STATE OF _______________   )
                           )  ss.
COUNTY OF ______________   )

                  At ____________________, on this ____ day of September 199__, before me, a Notary Public in and for the County of ______________ and State of ______________, personally appeared ______________________________ and
_____________________, the ___________________ and ___________, respectively, of
IDACORP, Inc., each to me personally known, who respectively executed, and affixed and attested the corporate seal on, the foregoing instrument on behalf of said corporation, and severally acknowledged the same to be their free act and deed in their said capacities and the free act and deed of IDACORP, Inc.

                                                        NOTARIAL SEAL



                                              ----------------------------------
                                                        Notary Public


My Commission Expires:


STATE OF NEW YORK    )
                     )  ss.
NEW YORK COUNTY      )

                  At The City of New York, on this ____ day of September 199__, before me, a Notary Public in and for the County and State of New York, personally appeared _________________________ and ____________________, the
_____________________ and __________________, respectively, of Bankers Trust
___, to me personally known, who respectively executed, and affixed and attested the corporate seal on, the foregoing instrument on behalf of said corporation, and severally acknowledged the same to be their free act and deed in their said capacities and the free act and deed of Bankers Trust ____.

                                                        NOTARIAL SEAL



                                              ----------------------------------
                                                        Notary Public


My Commission Expires: